SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section.240-14a-11(c) or
Section.240- 14a-12

[ ] Confidential, for Use of the Commission Only(as permitted by
Rule 14a-6(e)(2))

                             FTI Funds
-------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter

-------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than
                            Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11(1)

Title of each class of securities to which transaction applies:

-------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies
-------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.
3) Filing Party:
4) Date Filed:























                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                   Please detach at perforation before mailing.






PROXY                     SPECIAL SHAREHOLDERS' MEETING OF               PROXY
                 FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                                  JULY 15, 2003


The undersigned hereby revokes all previous proxies for his or her shares and appoints Gregory E. Johnson, Murray L. Simpson, Barbara J. Green,
David P. Goss and Steven J. Gray, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI Large Capitalization Growth and Income Fund (FTI Fund) that the undersigned is entitled to vote at the FTI Fund's special shareholders' meeting (Meeting) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m. Pacific time on July 15, 2003, including any adjournments thereof, upon such business as may properly be brought before the Meeting

IMPORTANT:  PLEASE SEND IN YOUR PROXY TODAY.

 YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                           CONTROL NUMBER:  999 9999 9999 999


                                           NOTE: Please sign exactly as your
                                           name appears on the proxy.  If
                                           signing for estates, trusts or
                                           corporations, your title or capacity
                                           should be stated. If shares are held
                                           jointly, each holder must sign.

                                           ------------------------------------
                                           SIGNATURE

                                           ------------------------------------
                                           SIGNATURE

                                           ------------------------------------
                                           DATE









                             (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT








                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                   Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS, ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN GLOBAL TRUST ON BEHALF OF FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND(FGT FUND). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENTON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL
1.

                                                                                      FOR        AGAINST     ABSTAIN
1.  To approve an  Agreement and Plan of Reorganization between FTI Funds,  on         []         []            []
    behalf of FTI Fund, and Franklin Global Trust, on behalf of FGT Fund, that
    provides for (i) the acquisition of all of the assets and liabilities of FTI     GRANT       WITHHOLD     ABSTAIN
    Fund by FGT Fund in exchange for shares of FGT Fund, (ii) the distribution         []          []            []
    of such shares to the shareholders of FTI Fund, and (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive shares of FGT Fund equal in number and value to the shares held in
    FTI Fund.

2. To grant the proxyholders the authority to transact any other business, not currently contemplated, that may properly come before the Meeting.





            IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

     PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                          REQUIRED IF MAILED IN THE U.S.

                                    13349_LCAP




















                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                   Please detach at perforation before mailing.






PROXY                         SPECIAL SHAREHOLDERS' MEETING OF           PROXY
                           FTI SMALL CAPITALIZATION EQUITY FUND
                                       JULY 15, 2003


The undersigned hereby revokes all previous proxies for his or her shares and appoints Gregory E. Johnson, Murray L. Simpson, Barbara J. Green,
David P. Goss and Steven J. Gray, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI Small Capitalization Equity Fund (FTI Fund) that the undersigned is entitled to vote at the FTI Fund's special shareholders' meeting (Meeting) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m. Pacific time on
July 15, 2003, including any adjournments thereof, upon such business as may properly be brought before the Meeting

IMPORTANT:  PLEASE SEND IN YOUR PROXY TODAY.

 YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                           CONTROL NUMBER:  999 9999 9999 999

                                           NOTE: Please sign exactly as your
                                           name appears on the proxy.  If
                                           signing for estates, trusts or
                                           corporations, your title or capacity
                                           should be stated.  If shares are held
                                           jointly, each holder must sign.

                                           ------------------------------------
                                           SIGNATURE

                                           ------------------------------------
                                           SIGNATURE

                                           ------------------------------------
                                           DATE













                             (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT









                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                   Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS, ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN GLOBAL TRUST ON BEHALF OF FIDUCIARY SMALL CAPITALIZATION EQUITY FUND (FGT FUND). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE I FAVOR OF PROPOSAL
1.

                                                                                 FOR      AGAINST    ABSTAIN
1.  To approve an  Agreement and Plan of Reorganization between FTI Funds,       []        []          []
    on behalf of FTI Fund, and Franklin Global Trust, on behalf of FGT
    Fund,  that provides for (i) the  acquisition of all of the assets and liabilities of FTI Fund by FGT Fund in exchange for shares of FGT Fund,
    (ii) the distribution of such shares to the shareholders of FTI Fund, and
    (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive shares of FGT Fund equal in number and value to the shares held in FTI Fund.

2.  To grant the proxyholders the authority to transact any other business, not   GRANT    WITHHOLD     ABSTAIN
    currently contemplated, that may properly come before the Meeting.             []        []           []


            IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

     PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                          REQUIRED IF MAILED IN THE U.S.

                                    13349_SCAP

























               EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                 PLEASE SIGN, DATE AND RETURN YOUR
                            PROXY TODAY


           Please detach at perforation before mailing.






PROXY               SPECIAL SHAREHOLDERS' MEETINGF                        PROXY
                 FTI EUROPEAN SMALLER COMPANIES FUND
                            JULY 15, 2003


The undersigned hereby revokes all previous proxies for his or her shares and appoints Gregory E. Johnson, Murray L. Simpson, Barbara J. Green, David P. Goss and Steven J. Gray, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI European Smaller Companies Fund (FTI
Fund) that the undersigned is entitled to vote at the FTI Fund's special shareholders' meeting (Meeting) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m. Pacific time on July 15, 2003, including any adjournments thereof, upon such business as may properly be brought before the Meeting

IMPORTANT:  PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                   CONTROL NUMBER: 999 9999 9999 999




                                   NOTE: Please sing exactly as your name
                                   appears on the proxy.  If signing for
                                   estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.

                                   --------------------------------------------
                                   SIGNATURE

                                   --------------------------------------------
                                   SIGNATURE

                                   --------------------------------------------
                                   DATE

               EVERY SHAREHOLDER'S VOTE IS IMPORTANT
















                 PLEASE SIGN, DATE AND RETURN YOUR
                            PROXY TODAY






           Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS, ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN GLOBAL TRUST ON BEHALF OF FIDUCIARY EUROPEAN SMALLER COMPANIES FUND (FGT
FUND). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF
PROPOSAL 1.


1.  To approve an Agreement and Plan of Reorganization  between FTI    FOR        AGAINST      ABSTAIN
    Funds,  on behalf of FTI Fund,  and Franklin  Global Trust,  on    []           []            []
    behalf of FGT Fund,  that provides for (i) the  acquisition  of all of the  assets and  liabilities  of FTI Fund by FGT Fund in exchange for shares of FGT Fund, (ii) the  distribution of such
    shares to the  shareholders of FTI Fund, and (iii) the complete     GRANT      WITHHOLD     ABSTAIN
    liquidation  and  dissolution of FTI Fund.  Shareholders of FTI     []          []             []
    Fund will receive  shares of FGT Fund equal in number and value to the shares held in FTI Fund.

2. To grant the proxyholders the authority to transact any other business, not currently contemplated, that may properly come before the Meeting.



THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN
FAVOR OF PROPOSAL 1.


     IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

 PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO
              POSTAGE REQUIRED IF MAILED IN THE U.S.

                             13349_EUR
























                                    FTI FUNDS

                 FTI Large Capitalization Growth and Income Fund
                       FTI Small Capitalization Equity Fund
                       FTI European Smaller Companies Fund

Dear Shareholders:

      Enclosed is a Notice of Meeting for a Special Joint Shareholders' Meeting ("Meeting") of FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund, and FTI European Smaller Companies Fund, each of which is a series of the FTI Funds (the "FTI Trust"). The Meeting is scheduled for July 15, 2003 at 10:00 a.m., Pacific time, at One Franklin Parkway, San Mateo, CA 94403. The accompanying materials describe an important proposal to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your FTI Fund. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.

                    PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                          RETURN THE ENCLOSED PROXY CARD

     The Board of Trustees of the FTI Trust ("FTI Board") unanimously recommends that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of your FTI Fund(s) being exchanged for those of corresponding and similar funds in Franklin Global Trust (collectively, the "FGT Funds"). Each FGT Fund has identical investment goals, policies, risks, portfolio management and overall expense ratios, and substantively the same fundamental investment restrictions as its corresponding FTI Fund. The proposed transactions are intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

     If the shareholders of each of the FTI Funds approve the Proposal, you will receive shares of the FGT Fund(s) equal in number and in value to your investment in the FTI Fund(s). FTI Funds will no longer exist after the reorganizations are completed. You will be able to buy shares of the FGT Funds without a sales charge.

     The FTI Board recommends these transactions because it anticipates that the reorganizations will result in operating efficiencies that may benefit shareholders. As a general matter, following the reorganizations, the FTI Funds would be fully integrated with the operations of Franklin Templeton Investments. Moreover, in the future, the FGT Funds could potentially decrease their operating expenses by spreading certain fixed costs over a larger pool of assets. You also may benefit from the ability to exchange your shares of your FGT Fund(s) for other Franklin Templeton funds.

      Please take the time to review this document and vote now.

      THE TRUSTEES OF YOUR FTI FUND(S) UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

     To ensure that your vote is counted, indicate your position on the enclosed proxy card. Sign and return your card promptly.
     If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person.

     Thank you for your attention to this matter.

                                           Sincerely,

                                           Gregory E. Johnson
                                           President
June 19, 2003

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special joint meeting of shareholders (the "Meeting") of FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund, and FTI European Smaller Companies Fund (collectively, the "FTI Funds"), all series of FTI Funds (the "FTI Trust"), will be held at the Trust's offices, One Franklin Parkway, San Mateo, California, 94403-1906, on July 15, 2003 at 10:00 a.m., Pacific time.

    At the Meeting, you will be asked to vote on the following Proposal:

   1. To approve an Agreement and Plan of Reorganization between FTI Trust, on behalf of each FTI Fund, and Franklin Global Trust ("FG Trust"), on behalf of the corresponding series of the FG Trust (the "FGT Funds"), which provides for: (i) the acquisition of all of the assets and liabilities of each FTI Fund by the corresponding FGT Fund in exchange for shares of the corresponding FGT Fund, (ii) the distribution of such FGT Fund shares to the shareholders of the corresponding FTI Fund, and (iii) the complete liquidation and dissolution of the FTI Funds.

Shareholders of each FTI Fund will vote separately on Proposal 1 for each FTI Fund. The FTI Funds correspond to the FGT Funds as follows:


      FTI FUNDS                                      FGT FUNDS
FTI Large Capitalization Growth and Income Fund    Fiduciary Large Capitalization Growth and Income Fund
FTI Small Capitalization Equity Fund               Fiduciary Small Capitalization Equity Fund
FTI European Smaller Companies Fund                Fiduciary European Smaller Companies Fund


   2. To transact any other business, not currently contemplated, that may properly come before the Meeting.

 The Board of Trustees of the FTI Trust has fixed the close of business on June 6, 2003 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each shareholder who does not expect to attend the Meeting in person is requested to date, fill in, sign and return promptly the enclosed proxy card in the envelope included, which needs no postage if mailed in the United States.

                                              By Order of the Board of Trustees,

                                              Murray L. Simpson
                                              Secretary

June 19, 2003

  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FTI FUND AND WILL RECEIVE PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPES PROVIDED REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                                TABLE OF CONTENTS


                                                                PAGE
PROXY STATEMENT                                                -----
                                                                 1
INFORMATION ABOUT VOTING                                           1
PROPOSAL 1:
          -Approval of an Agreement and Plan of Reorganization     2
          -Information about the Reorganizations                   2
          -Comparisons of Some Important Features                  6
          -Reasons for the Reorganizations                         8
FURTHER INFORMATION ABOUT VOTING AND THE MEETING                  10
INFORMATION ABOUT THE FGT FUNDS                                   11
INFORMATION ABOUT THE FTI FUNDS                                   11
PRINCIPAL HOLDERS OF SHARES                                       11

EXHIBITS
EXHIBIT A: Agreement and Plan of Reorganization between          A-1
FTI Trust and FG Trust
EXHIBIT B: Comparison of Governing Documents and State Law       B-1
EXHIBIT C: Prospectus of Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund, and Fiduciary European Smaller Companies Fund - dated
June 19, 2003 (enclosed)

                                 PROXY STATEMENT
                                     FTI FUNDS

                  FTI Large Capitalization Growth and Income Fund
                       FTI Small Capitalization Equity Fund
                       FTI European Smaller Companies Fund

INFORMATION ABOUT VOTING

  WHO IS ASKING FOR MY VOTE?

      The Board of Trustees of FTI Funds (the "FTI Trust"), in connection with the special joint meeting of shareholders of the FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund, and FTI European Smaller Companies Fund, each a series of FTI Funds, to be held on July 15, 2003 (the "Meeting"), have requested your vote on an important matter.

  WHO IS ELIGIBLE TO VOTE?

      Shareholders of record at the close of business on June 6, 2003 ("Record Date") are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each shareholder of record is entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares. The Notice of Meeting, the proxy card, and the proxy statement will first be mailed to shareholders of record on or about June 19, 2003.

  ON WHAT PROPOSAL AM I VOTING?

      At a meeting held on May 19, 2003, the Board of Trustees of the FTI Trust (the "FTI Board"), on behalf of the FTI Funds, considered a proposal to reorganize the FTI Funds into corresponding funds of the Franklin Global Trust (the "FG Trust"), approved an Agreement and Plan of Reorganization (the "Plan") substantially in the form attached to this Proxy Statement as EXHIBIT A, and voted to recommend that shareholders of the FTI Funds approve the Plan. If shareholders of the FTI Funds approve the Plan, all of the assets of each FTI Fund will be acquired by a corresponding fund of the FG Trust (an "FGT Fund"), in exchange for shares of the FGT Fund, equal in number and value to the shares of each FTI Fund. These shares will, in turn, be distributed to the shareholders of the FTI Funds, and the FTI Funds will then be completely liquidated and dissolved. These proposed transactions are referred to in this proxy statement as the ("Reorganization(s).") As a result of the Reorganizations, you will cease to be a shareholder of your FTI Fund(s) and will become a shareholder of the corresponding FGT Fund(s). The exchanges will occur on the closing date of the Reorganizations, which is the specific date on which the Reorganizations take place.

      No other business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with views of management.

  WHAT VOTE IS REQUIRED?

      Approval of the Reorganization of each FTI Fund requires the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy ("Affirmative Majority Vote").

  HOW DO THE TRUSTEES OF THE FTI BOARD RECOMMEND THAT I VOTE?

      The Trustees unanimously recommend that you vote to approve the Plan.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

      You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card(s).

      Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted FOR the approval of the Plan.

  MAY I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by forwarding to the FTI Fund a written revocation or a later-dated proxy that is received by the FTI Fund at or prior to the Meeting, or by attending the Meeting and voting in person.


                                    PROPOSAL 1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

      Management has proposed, and the FTI Board has approved, an Agreement and Plan of Reorganization for the FTI Funds. Currently, the FTI Funds are each a separate series of the FTI Trust. The proposed Reorganizations would result in the assets of the FTI Funds being managed as separate series of the FG Trust, without any changes to the investment goals or policies of the FTI Funds or to the portfolio management. The overall expense ratios are also expected to remain the same.

INFORMATION ABOUT THE REORGANIZATIONS

   WHY ARE WE PROPOSING THE REORGANIZATIONS?

      Fiduciary International, Inc. ("Fiduciary"), located at 600 Fifth Avenue, New York, New York 10020-2302, serves as the investment manager for each FTI Fund. On April 10, 2001, Franklin Resources, Inc. acquired Fiduciary Trust Company International, the ultimate parent company of Fiduciary. At that time, Fiduciary managed seven funds as part of the FTI Trust, including the three FTI Funds. All of those funds, except the FTI Funds, were reorganized into similar funds within Franklin Templeton Investments. Although the operations of the FTI Funds have since been integrated with the operations of Franklin Templeton Investments, including generally the same service providers under generally the same standard agreements used by other Franklin Templeton funds, the three remaining FTI Funds continue to have a standalone trust structure and a separate Board structure, operations and meetings. To eliminate these operational inefficiencies, Management is proposing the Reorganizations.

   WHAT IS HAPPENING IN THE REORGANIZATIONS?

      The Reorganizations will be completed through two principal steps - the creation of three new series within the FG Trust and the reorganization of each FTI Fund into its corresponding FGT Fund. The three new FGT Funds have been created with the same features as the corresponding FTI Funds. The FG Trust has taken all actions required by state and federal securities law and its controlling trust documents to establish the new FGT Funds. The new FGT Funds thus will be eligible to receive the assets of the corresponding FTI Funds.

      To accomplish the Reorganizations of the FTI Funds:

o The FTI Trust will transfer all of the assets and liabilities of each FTI Fund to the corresponding FGT Fund within the FG Trust;
o The FG Trust will issue an equal number of shares of the FGT Funds that correspond to the FTI Funds in exchange for each FTI Fund's assets and liabilities;
o The FTI Trust will distribute shares of the FGT Funds to shareholders of the FTI Funds; and
o     The FTI Trust and each FTI Fund will be dissolved.

      Corresponding funds of the FTI Trust and the FG Trust are set forth below.


           FTI FUNDS                                     FGT FUNDS
           ---------                                     ---------
FTI Large Capitalization Growth and Income Fund          Fiduciary Large Capitalization Growth and Income Fund
FTI Small Capitalization Equity Fund                     Fiduciary Small Capitalization Equity Fund
FTI European Smaller Companies Fund                      Fiduciary European Smaller Companies Fund

      The advisory agreements for the FGT Funds are identical to the corresponding FTI Funds' agreements, other than the signatory, and they have been approved by the Board of Trustees of the FG Trust.

      We expect the Reorganizations to be completed on or about July 24, 2003.

   HOW WILL THE REORGANIZATIONS BE CARRIED OUT?

      If the shareholders of each of the FTI Funds approve the Plan, the Reorganizations will take place after various conditions are satisfied by the FTI Trust, on behalf of the FTI Funds, and by the FG Trust, on behalf of the FGT Funds, including the preparation of certain documents. The FTI and FG Trusts will determine a specific date, called the "closing date," for the actual Reorganizations to take place. It is currently anticipated that the Reorganizations will be completed on or about July 24, 2003, or such other later date as FTI Trust and FG Trust may agree. If the shareholders of one of the FTI Funds do not approve the Plan, the Reorganization for that FTI Fund will not take place. In such case, we will consider what further action is appropriate for that series, including liquidation.

      If the shareholders of each FTI Fund approve the Plan, each FTI Fund will transfer all of its assets on the closing date to the corresponding FGT Fund. In exchange, FG Trust will issue shares of each FGT Fund equal to the dollar value of the assets, subject to the liabilities, delivered to the FGT Fund. FTI Trust will distribute the FGT Fund shares it receives to the shareholders of the corresponding FTI Fund. As a result, shareholders of the FTI Funds will receive FGT Fund shares equal in number and value to his or her shares of the corresponding FTI Funds. The stock transfer books of the FTI Funds will be permanently closed as of 4:00 p.m. Eastern time on the closing date. The FTI Funds will only accept requests for redemptions received in proper form before 4:00 p.m. Eastern time on the closing date. Requests received after that time will be considered requests to redeem shares of the FGT Funds.

      To the extent permitted by law, the FTI Trust and the FG Trust may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan that would have a material adverse effect on shareholders, such change will be submitted to affected shareholders for their approval.

      Each of the FTI Trust and the FG Trust has made representations and warranties in the Plan that are customary in transactions such as the Reorganizations. The obligations of the FTI Trust and the FG Trust under the Plan with respect to the FTI Funds or FGT Funds are subject to various conditions, including:

o The FG Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, to add the FGT Funds, shall have been filed with the Securities and Exchange Commission ("SEC") and such Registration Statement shall have become effective;
o Shareholders of the FTI Funds shall have approved the Plan and the Reorganizations as contemplated therein; and
o The FTI Trust and FG Trust shall have received the tax opinion described below that the consummation of the Reorganizations will not result in the recognition of gain or loss for federal income tax purposes for the FTI Funds, FGT Funds or FTI Funds' shareholders.

      If the FTI Trust and the FG Trust agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of the FTI Funds. The Plan also may be terminated by one Trust if any condition to its obligations has not been fulfilled by the other Trust and it reasonably appears that such condition or obligation will not be met.

   WHAT IS HAPPENING TO THE FUNDS AFTER THE REORGANIZATIONS?

      Following the Reorganizations, your investment in your FTI Fund will continue as an investment in the corresponding FGT Fund, a part of the FG Trust. After the Reorganizations, FTI Trust will be dissolved. Each FGT Fund has the same investment goals, strategies, policies (except as described below with respect to the fundamental investment restrictions) and fee structures as the current corresponding FTI Fund. Each FGT Fund also has the most updated version of the standard fundamental restrictions used by Franklin Templeton funds. While these restrictions are phrased slightly differently than the FTI Funds' restrictions, they are substantively the same as those restrictions.

  WHAT SHOULD I KNOW ABOUT THE SHARES OF THE FGT FUNDS?

      Shares of the FGT Funds will be distributed to shareholders of the FTI Funds and generally will have the same legal characteristics as the shares of the FTI Funds with respect to voting rights, accessibility, conversion rights and transferability. Former shareholders of FTI Funds whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the FGT Funds until the FTI Funds' certificates have been returned.

  HOW WILL THE REORGANIZATIONS AFFECT ME?

      We anticipate that the Reorganizations will result in operating efficiencies that may benefit shareholders. As a general matter, following the Reorganizations, the FTI Funds would be fully integrated with the operations of Franklin Templeton Investments. We also believe that the Reorganizations have the following additional benefits:

o COST SAVINGS. Since, following the Reorganizations, the FG Trust will be made up of six (6) separate series, we expect each series to continue to gather assets over time. Therefore, the FGT Funds have the potential to decrease their operating expenses by spreading certain Trust-level fixed costs over a larger pool of assets.
o EXCHANGE PRIVILEGE. As shareholders of the new FGT Funds, you may benefit from the ability to invest current account assets in additional investment options, without a sales charge, through the exchange privilege into other Franklin Templeton funds. You would also have the ability in the future to purchase additional shares of such Franklin Templeton funds without a sales charge.

  WHO WILL PAY THE EXPENSES OF THE REORGANIZATIONS?

      The expenses resulting from the Reorganizations, including the proxy solicitation costs will be borne by Fiduciary or its affiliates.

  WHAT ARE THE TAX CONSEQUENCES?

     The Reorganizations are intended to qualify as tax-free reorganizations for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Based on certain assumptions and representations received from the FTI Trust, on behalf of the FTI Funds, and the FG Trust, on behalf of the FGT Funds, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the FGT Funds, that shareholders of the FTI Funds will not recognize any gain or loss upon the FGT Funds' receipt of the assets of the FTI Funds.

     The FTI Funds have significant capital loss carryovers. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year. Since the Reorganizations are intended to qualify as a "mere change in identity, form or place of organization of one corporation" under
Section 368(a)(1)(F) of the Code, there are no material limitations on the availability of the capital loss carryovers during the applicable carryover period.

     After the Reorganizations, you will continue to be responsible for tracking the purchase cost and holding period of your shares and you should consult your tax advisor regarding the effect, if any, of the Reorganizations in light of your particular circumstances. You should also consult your tax advisor regarding state and local tax consequences, if any, of the Reorganizations, because this discussion only relates to federal income tax consequences.


COMPARISONS OF SOME IMPORTANT FEATURES

  HOW DO THE INVESTMENT GOALS, POLICIES AND RISKS OF THE FUNDS COMPARE?

      The FTI Funds and their corresponding FGT Funds have identical investment goals, investment policies and strategies, and investment risks, and substantially similar fundamental investment restrictions. While the fundamental investment restrictions of the FGT Funds are phrased slightly differently than those of the FTI Funds, they are substantively the same and will not impact the manner in which the FGT Funds are managed. The goals, and principal policies and risks of each FGT Fund are described in more detail in the Prospectus of Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund and Fiduciary European Smaller Companies Fund, dated June 19, 2003 ("FGT Funds Prospectus"), which is included herewith as EXHIBIT C and incorporated by reference into this Proxy Statement. Additional information about the FGT Funds' current fundamental investment restrictions is contained in the Statement of Additional Information ("SAI") for the FGT Funds, dated June 19, 2003, which is incorporated by reference into this Proxy Statement.

  HOW DOES THE MANAGEMENT OF THE FUNDS COMPARE?

      The management of the business and affairs of the FTI Funds is the responsibility of the FTI Board and, in the case of the FGT Funds, the Board of Trustees of the FG Trust. Additional information on the Trustees of FG Trust, none of whom serve on the FTI Board, is contained in the SAI for the FGT Funds, which is incorporated by reference into this Proxy Statement.

      Fiduciary is the investment manager of the FTI Funds as well as the corresponding FGT Funds. All of the portfolio managers for the FTI Funds are also the portfolio managers for the FGT Funds.

      The Trusts are both open-end, registered management investment companies, commonly referred to as "mutual funds." FG Trust was organized as a Delaware statutory trust (a form of entity then known as a business trust) on September 26, 2000, and is registered with the SEC. The FTI Trust was organized as a Massachusetts business trust on October 18, 1995, and is also registered with the SEC.

      Reorganizing the FTI Funds from series of a Massachusetts business trust to series of a Delaware statutory trust is expected to provide benefits to the FTI Funds and their shareholders. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens, and there is greater certainty regarding limiting the liability of shareholders for obligations of business trusts or its trustees. In addition, most of the Franklin Templeton funds are now, or are likely to become Delaware statutory trusts. To the extent that the boards and management of Franklin Templeton funds have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

      Furthermore, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to statutory trusts such as the FG Trust. This could benefit the FGT Funds and their shareholders by, for example, making litigation involving the interpretation of provisions in the FG Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

      A comparison of the Delaware statutory trust law and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the Funds, are included as EXHIBIT B to this Proxy Statement.

  HOW DO THE EXPENSE RATIOS FOR THE FUNDS COMPARE?

      The expenses of the FGT Funds are expected to be the same as those of the FTI Funds. The Board of Trustees of the FG Trust has agreed to continue the waivers that have been in place for the FTI Funds and to extend the waivers through November 30, 2003. Under the waivers, the manager and administrator have agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the FGT Funds so that total Fund annual operating expenses do not exceed 1.03%, 1.30% and 1.20% for the Fiduciary Large Capitalization Growth and Income Fund, the Fiduciary Small Capitalization Equity Fund and the Fiduciary European Smaller Companies Fund, respectively.

  WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      CUSTODY SERVICES. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of the FGT Funds. JP Morgan Chase Bank, MetroTech Center, Brooklyn, NY 11245, acts as the custodian of the securities and other assets of the FTI Funds.

      The Funds use the same service providers for the following services:

     TRANSFER AGENCY SERVICES. Franklin Templeton Investor Services, LLC, a wholly owned subsidiary of Franklin Resources, Inc. (Resources), is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the FTI Funds and the FGT Funds.

     ADMINISTRATIVE SERVICES. Franklin Templeton Services, LLC, One Franklin Parkway, San Mateo, CA, 94403-1906, an indirect wholly owned subsidiary of Resources, provides certain administrative facilities and services to the FTI Funds and the FGT Funds under the same terms and conditions.

     DISTRIBUTION SERVICES. Templeton/Franklin Investment Services, Inc. (TFIS), One Franklin Parkway, San Mateo, CA, 94403-1906, acts as the principal underwriter in the continuous offering of the FTI Funds' and FGT Funds' shares generally under the same terms and conditions for the Funds.

     DISTRIBUTION AND SERVICE (12B-1) FEES. The FTI Trust and the FG Trust have each adopted a Rule 12b-1 plan, which allows them to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of Fund shares. Neither the FTI Trust nor the FG Trust presently intend to activate the Rule 12b-1 plan and TFIS has no present intention to collect any fees pursuant to the plan. If either Trust were to activate the Rule 12b-1 plan, it would be permitted to pay up to 0.25% of the average net assets of each Fund as a distribution fee to TFIS. Because 12b-1 fees would be paid out of each Fund's assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

     For more information regarding the FGT Funds' distribution expenses, please see "The Underwriter" in the current SAI.

     PURCHASES AND REDEMPTIONS. The FTI Funds and the FGT Funds do not impose sales charges, but restrict purchases to certain qualified investors.

     Shares of the FTI Funds and the FGT Funds may be sold (redeemed) at net asset value ("NAV"), at any time. Shares of FGT Funds also may be exchanged at NAV for shares of many of the other Franklin Templeton funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.


     Additional information and specific instructions explaining how to buy, sell, and exchange shares of the Funds are outlined in the FTI Funds' and the FGT Funds' Prospectuses under the heading "Your Account." The accompanying FGT Funds' Prospectus also indicates how to contact us if you have any questions about your account under the heading "Questions." These instructions and phone number are the same for each FGT Fund.

     DIVIDENDS AND DISTRIBUTIONS. The FTI Large Capitalization Growth and Income Fund and the corresponding Fiduciary Large Capitalization Growth and Income Fund each typically intends to pay an income dividend quarterly from its net investment income. The FTI Small Capitalization Equity and FTI European Smaller Companies Funds and the corresponding Fiduciary Small Capitalization Equity and the Fiduciary European Smaller Companies Funds each typically intends to pay an income dividend annually from their net investment income. For each of the FTI Funds and the FGT Funds, capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Neither the FTI Funds nor the FGT Funds pay "interest" or guarantee any amount of dividends or return on an investment in their shares.

      The tax implications of an investment in each Fund are the same. For more information about the tax implications, see the enclosed FGT Funds' prospectus under the heading "Distributions and Taxes."


REASONS FOR THE REORGANIZATIONS

      The FTI Board, on behalf of the FTI Funds, has recommended the acquisition of all of the assets of the FTI Funds by the FGT Funds in exchange for shares of the FGT Funds and the distribution of such shares to the shareholders of FTI Funds in complete liquidation and dissolution of the FTI Funds in order to combine the FTI Funds with the corresponding FGT Funds, which have the same goals and investment policies.

      Meetings of the FTI Board were held on February 13, 2003 and May 19, 2003 to consider the proposed Reorganizations. In addition, the independent Trustees held a separate meeting on this matter. The independent Trustees and the FTI Board have been advised on this matter by independent counsel to the FTI Funds.

      In approving the Reorganizations, the FTI Board determined that the proposed Reorganizations would be in the best interests of each of the FTI Funds, and that the interests of shareholders would not be diluted as a result of the Reorganizations. In recommending that shareholders approve the Plan, the FTI Board considered the various factors described below including the tax-free nature of the Reorganizations and the payment of all the Reorganization expenses by Fiduciary and its affiliates.

      The FTI Board considered the potential benefits and costs of the Reorganizations to shareholders of the FTI Funds. The FTI Board reviewed detailed information about (1) the investment goals and policies of the FGT Funds and the comparability of those goals and policies with those of the FTI Funds, (2) the portfolio management of the FGT Funds, (3) the current and anticipated expense ratios of the FTI Funds and the FGT Funds, respectively, (4) the expenses related to the Reorganizations, (5) the tax consequences of the Reorganizations, and (6) the general characteristics of investors in the FTI Funds.

      The FTI Board also considered whether there might be significant differences between the Massachusetts business trust form of organization and the Delaware statutory trust. They noted that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens (as more fully described above) and that there is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees. The FTI Board also considered that most of the Franklin Templeton funds are currently or are likely to become Delaware statutory trusts.

      The FTI Board also considered that: (a) the FTI Funds' shareholders would have the ability in the future to invest current account assets in additional investment options, without a sales charge, through the exchange privilege into other Franklin Templeton funds, (b) the FTI Funds' shareholders would have the ability in the future to purchase additional shares of many of the Franklin Templeton funds without a sales charge, and (c) although the FTI Board has had the right to terminate the fee waivers at any time since November 30, 2002, the manager and administrator of FTI Funds have continued voluntarily to waive the fees and the manager and administrator for the FGT Funds have agreed to extend the current fee waiver through November 30, 2003.

      Based on their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the FTI Board, including all Trustees who are not interested persons of the FTI Funds (as defined in the 1940 Act), concluded that the Reorganizations are in the best interests of the FTI Funds and their shareholders and that no dilution of value would result to the shareholders of the FTI Funds from the Reorganizations. The FTI Board approved the Plan on May 19, 2003 and recommended that shareholders of the FTI Funds vote to approve the Reorganizations.

     The Board of Trustees of the FG Trust, on behalf of the FGT Funds, has also approved the Plan.


                 FURTHER INFORMATION ABOUT VOTING AND THE MEETING

    HOW ARE VOTES BEING SOLICITED?

      The FTI Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The FTI Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of FTI Trust without extra pay, may conduct additional solicitations by telephone, personal interviews and other means. The costs of any such additional solicitation and of any adjourned session will be borne by Fiduciary and its affiliates.

    HOW MANY VOTES ARE NECESSARY TO APPROVE THE REORGANIZATIONS?

      One-half of the outstanding shares entitled to vote of each FTI Fund - present in person or represented by proxy - constitutes a quorum of that Fund at the Meeting. The shares whose proxies reflect an abstention on any item will be counted as shares present for purposes of determining whether the required quorum of shares exists.

    An Affirmative Majority Vote of each FTI Fund's shareholders entitled to vote is necessary to approve the Reorganizations for the FTI Funds.

    Abstentions will be treated as present at the Meeting, and, therefore, will have the same effect as a vote against the Reorganizations. Because there is only one proposal on the ballot, the FTI Funds do not expect to receive any broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). As a result, broker non-votes will have no effect on the outcome of the vote.

    If sufficient votes to approve the Reorganizations are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

    ARE THERE DISSENTER'S RIGHTS?

      Shareholders of the FTI Funds will not be entitled to any "dissenter's rights" since the proposed Reorganizations involve open-end investment companies registered under the 1940 Act (mutual funds). Although no dissenter's rights may be available, you have the right to redeem your shares at NAV until the closing date. After the closing date, you may redeem your FGT Fund shares or exchange them for shares of certain other Franklin Templeton funds, subject to the terms in the prospectus of the respective fund.

    HOW DO I MAKE A PROPOSAL AT THE NEXT SHAREHOLDERS' MEETING?

        Neither the FTI Funds nor the FGT Funds are required, and neither intends, to hold regular annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholder's meeting should send their written proposals to the appropriate Fund's offices, One Franklin Parkway, San Mateo, CA 94403-1906, so that they are received in a reasonable time before any such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

      Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.


                         INFORMATION ABOUT THE FGT FUNDS

      Information about the FGT Funds is included in the FGT Funds' Prospectus, which is included herewith as EXHIBIT C and incorporated by reference into this Proxy Statement. Additional information about the FGT Funds is included in the SAI, dated June 19, 2003, which is incorporated into the FGT Funds' Prospectus and this Proxy Statement. You may request a free copy of the SAI by calling 1-800/DIAL BEN(R) or by writing the FG Trust at One Franklin Parkway, San Mateo, California 94403-1906.

      The FG Trust files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at HTTP://WWW.SEC.GOV.


                         INFORMATION ABOUT THE FTI FUNDS

      Information about the FTI Funds is included in the current FTI Funds' prospectus, as well as the FTI Funds' SAI, dated April 1, 2003, and in the FTI Funds' Annual Report to Shareholders dated November 30, 2002. These documents have been filed with the SEC. You may request free copies of these documents by calling 1-800/DIAL BEN(R) or by writing the FTI Trust at One Franklin Parkway, San Mateo, California 94403. Reports and other information filed by the FTI Trust can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at HTTP://WWW.SEC.GOV.



                           PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, there were 11,626,027.807 outstanding shares of FTI Large Capitalization Growth and Income Fund, 4,297, 134.857outstanding shares of FTI Small Capitalization Equity Fund, and 1,999,556.493 outstanding shares of FTI European Smaller Companies Fund.

      As of the Record Date, the officers and trustees of the FTI Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of the FTI Funds. Except as listed below, as of the Record Date, no other person owned more than 5% or more of the outstanding shares of the FTI Funds.


                                           PERCENT
                                           OWNERSHIP
FUND NAME                                    (%)*
------------------------------------------------------
FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

ELLARD & CO.                                 98.2
c/o Fiduciary Trust Company International
600 Fifth Avenue, 7th Floor
New York, New York 10020

FTI SMALL CAPITALIZATION EQUITY FUND

ELLARD & CO.                                 78.8
c/o Fiduciary Trust Company International
600 Fifth Avenue, 7th Floor
New York, New York 10020

WOLVERHAMPTON BOROUGH COUNCIL                13.9
Finance Dept., Civic Center
St. Peter's Square
Wolverhampton, England

FTI EUROPEAN SMALLER COMPANIES FUND

ELLARD & CO.                                 90.4
c/o Fiduciary Trust Company International
600 Fifth Avenue, 7th Floor
New York, New York 10020

*Fiduciary Trust Company International, the parent company of the FTI Funds' investment manager, has discretionary voting authority for the majority of the shares in each FTI Fund and intends to vote in favor of proposal 1.

Dated June 19, 2003                 By Order of the Board of Trustees,

                                    Murray L. Simpson
                                    Secretary


                         EXHIBITS TO THE PROXY STATEMENT

EXHIBIT

A Agreement and Plan of Reorganization between FTI Trust, on behalf of the FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund and the FTI European Smaller Companies Fund, and FG Trust, on behalf of Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund and the Fiduciary European Smaller Companies Fund (attached)

B     Comparison of Governing Documents and State Law (attached)

C     Prospectus of Fiduciary Large Capitalization Growth and Income Fund,
Fiduciary Small Capitalization Equity Fund, and Fiduciary European Smaller Companies Fund - dated June 19, 2003 (enclosed)



























CONFIDENTIAL                   Page 20

FORM OF



                                   EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this 19th day of July, 2003, by and between FTI Funds ("FTI Trust"), a business trust created under the laws of The Commonwealth of Massachusetts in 1995 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund and FTI European Smaller Companies Fund ("FTI Funds"), and Franklin Global Trust ("FG Trust"), a statutory trust created under the laws of the State of Delaware in 2000 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund and Fiduciary European Smaller Companies Fund ("FGT Funds").

                            PLAN OF REORGANIZATION

      The reorganization will consist of (i) the acquisition by FG Trust, on behalf of the FGT Funds, of all of the property, assets and goodwill of the FTI Funds in exchange solely for the assumption of all obligations and liabilities of the FTI Funds by the corresponding FGT Funds and full and fractional shares of beneficial interest, par value $0.01 per share, of the corresponding FGT Funds; (ii) the distribution of shares of the FGT Funds to the shareholders of the corresponding FTI Funds, according to their respective interests in the FTI Funds, in complete liquidation of the FTI Funds; and (iii) the dissolution of the FTI Funds as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

      The FTI Funds and the FGT Funds correspond to each other as follows:

-----------------------------------------------------------------------
FTI Large Capitalization    corresponds   Fiduciary Large
Growth  and Income          to            Capitalization Growth  and
Fund                                      Income Fund
-----------------------------------------------------------------------
FTI Small Capitalization    corresponds   Fiduciary Small
Equity Fund                 to            Capitalization Equity
                                          Fund
-----------------------------------------------------------------------
FTI European Smaller        corresponds   Fiduciary European Smaller
Companies Fund              to            Companies Fund
-----------------------------------------------------------------------


                                   AGREEMENT

      In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF FTI FUNDS.

(a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of FG Trust on behalf of FGT Funds herein contained, and in consideration of the delivery by FG Trust of the number of FGT Funds' shares hereinafter provided and the assumption of FG Trust, on behalf of the FGT Funds, of all of the obligations and liabilities of the corresponding FTI Funds (as hereinafter provided), FTI Trust on behalf of each FTI Fund agrees that it will convey, transfer and deliver to FG Trust, on behalf of each corresponding FGT Fund, at the closing date (as defined in Section 3, hereinafter called the "Closing Date") all of FTI Fund's then existing assets ("Assets"). The transactions contemplated hereby are intended to qualify as reorganizations within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

(b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of FTI Trust on behalf of FTI Funds herein contained, and in consideration of such sale, conveyance, transfer, and delivery, FG Trust, on behalf of each FGT Fund, agrees at the Closing Date to
(i) assume and pay, to the extent that they exist on or after the Closing Date, all of the corresponding FTI Fund's obligations and liabilities, whether absolute, accrued, known or unknown, contingent or otherwise, including all fees and expenses in connection with the Plan ("Liabilities"); and (ii) deliver to FTI Trust the number of each FGT Fund's shares equal to the number of outstanding shares of the corresponding FTI Fund, as of 4:00 p.m., Eastern time, on the Closing Date. The value of each FGT Fund's shares delivered to FTI Trust shall have an aggregate net asset value equal to the value of the corresponding FTI Fund's Assets, less Liabilities assumed, all determined as provided in Section 2 of this Plan and as of the date and time specified therein.

(c) Immediately following the Closing Date, FTI Trust shall dissolve itself and the FTI Funds and distribute pro rata to their shareholders of record as of the close of business on the Closing Date, shares of the corresponding FGT Funds received by FTI Funds pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of FGT Funds for the benefit of shareholders of the corresponding FTI Funds of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional FGT Funds' shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of the FTI Funds shall be entitled to surrender the same to the transfer agent for FGT Funds in exchange for the number of shares of the corresponding FGT Funds into which the FTI Funds' shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for FGT Funds' shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the FTI Funds shall be deemed for all the FGT Funds' purposes to evidence ownership of the number of FGT Funds' shares into which the FTI Funds' shares (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

(a) The value of the FGT Funds' shares, the FTI Funds' shares and the FTI Funds' Assets to be acquired by FGT Funds hereunder shall in each case be computed as of 4:00 p.m. Eastern time on the Closing Date unless on such date
(a) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or
(c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) or (c) are each referred to as a "Market Disruption"). The net asset value per share of the FGT Funds' shares, the FTI Funds' shares and the value of the FTI Funds' Assets shall be computed in accordance with the valuation procedures set forth in the respective prospectus of the FGT Funds and the FTI Funds.

(b) In the event of a Market Disruption on the proposed Closing Date so that accurate appraisal of the net asset value of the FGT Funds' shares, the FTI Funds' shares or the value of the FTI Funds' Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c) All computations of value regarding the net asset value of the FGT Funds' shares, the FTI Funds' shares and the value of the FTI Funds' Assets shall be made by the investment advisor to the FGT Funds; provided, however, that all computations of value shall be subject to review by the FTI Funds.

3. CLOSING AND CLOSING DATE. The Closing Date shall be July 24, 2003, or such later date as the parties may mutually agree. The Closing Date shall take place at the principal office of FTI Trust at 5:00 p.m., Eastern time, on the Closing Date. FTI Trust, on behalf of FTI Funds, shall have provided for delivery as of the Closing Date of the Assets of FTI Funds to be transferred to the account of the corresponding FGT Funds at FGT Funds' Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. The FGT Funds shall assume all liabilities of the FTI Funds in connection with the acquisition of Assets, except that recourse for assumed liabilities relating to an FTI Fund shall be limited to the corresponding FGT Fund. Also, FTI Trust, on behalf of FTI Funds, shall deliver at the Closing a list of names and addresses of the shareholders of record of the FTI Funds' shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m., Eastern time, on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. FG Trust on behalf of FGT Funds shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of FGT Funds to be delivered to the accounts of the FTI Funds at said transfer agent registered in such manner as the officers of FTI Trust on behalf of FTI Funds may request, or provide evidence satisfactory to FTI Trust that such FGT Funds' shares have been registered in an account on the books of the FGT Funds in such manner as the officers of FTI Trust on behalf of FTI Funds may request.

4.    REPRESENTATIONS AND WARRANTIES BY FG TRUST ON BEHALF OF FGT FUNDS.

      FG Trust, on behalf of FGT Funds, represents and warrants to FTI Trust that:

(a) FGT Funds are series of FG Trust, a business trust created under the laws of the State of Delaware on September 26, 2000, and are validly existing under the laws of that State. FG Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, and that while no FGT Funds' shares have been issued, they will be issued and sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b) FG Trust is authorized to issue an unlimited number of shares of beneficial interest of the FGT Funds, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. The FGT Funds have one class of shares, and an unlimited number of shares of beneficial interest, par value $0.01 per share, has been allocated and designated to the FGT Funds' shares. No shareholder of FG Trust shall have any option, warrant or preemptive right of subscription or purchase with respect to the each FGT Fund.

(c) The books and records of FGT Funds accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of FGT Funds.

(d) FG Trust has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. FG Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. FG Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct FGT Funds' business as such business is now being conducted and to consummate the transactions contemplated herein.

(e) FG Trust, on behalf of FGT Funds, is not a party to or obligated under any provision of its Declaration of Trust, as amended ("Declaration of Trust") or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation, is not subject to any order or decree that would be violated by its execution of or performance of its obligations under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FG Trust of the transactions contemplated by the Plan, except for the registration of the FGT Funds shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(f) FG Trust has elected or intends to elect to treat each of the FGT Funds as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, each of the FGT Funds will be a "fund" as defined in Section 851(g)(2) of the Code, will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(g) FGT Funds are not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h) FGT Funds do not have any unamortized or unpaid organizational fees or expenses.

(i) All information to be furnished by FG Trust to FTI Trust for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(j) FGT Funds do not have and will not have any liabilities or assets prior to the Closing.

(k) FG Trust has no plan or intention to issue additional shares of the FGT Funds following the reorganization except for shares issued in the ordinary course of business as series of an open-end investment company; nor does FG Trust have any plan or intention to redeem or otherwise reacquire any shares of the FGT Funds issued pursuant to the reorganization, other than in the ordinary course of business or to the extent necessary to comply with any legal obligation under Section 22(e) of the 1940 Act.

(l) FGT Funds will actively continue the FTI Funds' business in substantially the same manner that the FTI Funds conducted that business immediately before the reorganization. The FGT Funds have no plan or intention to sell or otherwise dispose of any of the former assets of the FTI Funds, except for dispositions made in the ordinary course of business or dispositions necessary to maintain qualification as a RIC, although in the ordinary course of business, the FGT Funds will continuously review their investment portfolios (as the FTI Funds did before the reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included among the former assets of the FTI Funds.

(m) The Proxy Statement referred to in Section 7(f) hereof (other than the portions of such documents based on information furnished by or on behalf of FTI Trust for inclusion or incorporation by reference therein), and any Prospectus or Statement of Additional Information of FGT Funds accompanying or incorporated therein by reference, and any supplement or amendment to the Proxy Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Proxy Statement, on the date of the Special Meeting of the FTI Funds' shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST ON BEHALF OF THE FTI FUNDS.

      FTI Trust, on behalf of the FTI Funds, represents and warrants to FG Trust that:

(a) FTI Funds are series of FTI Trust, a business trust created under the laws of The Commonwealth of Massachusetts on October 18, 1995, and is validly existing under the laws of that Commonwealth. FTI Trust is duly registered under the 1940 Act as an open-end, management investment company, and all of FTI Trust's FTI Funds' shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest of the FTI Funds, without par value, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights, and currently issues shares of three (3) series. The FTI Funds have one class of shares, and an unlimited number of shares of beneficial interest of FTI Trust, without par value, has been allocated and designated to this class of the FTI Funds.

(c) The financial statements appearing in the FTI Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2002, audited by Ernst & Young, LLP, copies of which have been delivered to FG Trust, and any interim financial statements for FTI Trust which may be furnished to FG Trust, fairly present the financial position of the FTI Funds as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of the FTI Funds accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the FTI Funds.

(e) FTI Trust has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. FTI Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. FTI Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct the FTI Funds' business as such business is now being conducted and to consummate the transactions contemplated herein.

(f) FTI Trust on behalf of the FTI Funds is not a party to or obligated under any provision of its Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan. FTI Trust has furnished FG Trust with copies or descriptions of all material agreements or other arrangements to which the FTI Funds are a party. The FTI Funds have no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the
Plan) which will not be terminated by the FTI Funds in accordance with their terms at or prior to the Closing Date.

(g) FTI Trust has elected to treat each of the FTI Funds as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, each of the FTI Funds has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h) The FTI Funds are not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) The FTI Funds do not have any unamortized or unpaid organization fees or expenses.

(j) The Prospectus of the FTI Funds, dated April 1, 2003, and the corresponding Statement of Additional Information, dated April 1, 2003, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new prospectus or statement of additional information of the FTI Funds or any supplement thereto, that is hereafter filed with the Securities and Exchange Commission ("SEC") (copies of which documents shall be provided to FG Trust promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(k) The FTI Funds do not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(c) hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, FTI Trust shall advise FG Trust in writing of all the FTI Funds' known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

(l) Since November 30, 2002, there has not been any material adverse change in the FTI Funds' financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business.

(m) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the FTI Funds or FTI Trust of the transactions contemplated by the Plan, except as may be required under the federal or state securities laws or the rules and regulations thereunder.

(n) The information to be furnished by FTI Trust or the FTI Funds for use in preparing the Proxy Statement referred to in Section 7(f) hereof, and any other documents which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) There is no plan or intention of the FTI Funds' shareholders who individually own 5% or more of shares of the FTI Funds and, to the best of FTI Trust's knowledge, there is no plan or intention of the remaining FTI Funds' shareholders to redeem or otherwise to dispose of any shares of FGT Funds to be received by them in the reorganization (other than redemptions and dispositions of shares of FGT Funds that may occur in the future as a consequence of investment decisions unrelated to the reorganization). FTI Trust does not anticipate dispositions of shares of the FTI Funds at the time or soon after the reorganization to exceed the usual rate and frequency of redemptions of shares of the FTI Funds as series of an open-end investment company. Consequently, FTI Trust is not aware of any plan that would cause the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the reorganization to be 1% or more of the shares of the FTI Funds outstanding as of the Closing Date.

(p) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date for the purpose of determining the number of FGT Funds' shares to be issued pursuant to Section 1 of the Plan, will accurately reflect each FTI Fund's Assets and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(q) At the Closing, it will have good and marketable title to all of the Assets shown on the statement of assets and liabilities referred to in (a) above, except such imperfections of title as do not materially detract from the value or use of the Assets subject thereto, or materially affect title thereto.

(r) As of the Closing Date, the FTI Funds will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of the FTI Funds, except for the right of investors to acquire shares at net asset value in the normal course of business as open-end diversified management investment companies operating under the 1940 Act.

(s) Throughout the five-year period ending on the Closing Date, the FTI Funds will have conducted their historic business within the meaning of
Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner.

6.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST AND FG TRUST.

      FTI Trust, on behalf of the FTI Funds, and FG Trust, on behalf of the FGT Funds, each represents and warrants to the other that:

(a) Except as disclosed in its currently effective prospectus relating to the FTI Funds, in the case of FTI Trust, and the FGT Funds, in the case of FG Trust, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither FG Trust nor FTI Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the FGT Funds' or the FTI Funds' business or their ability to consummate the transactions herein contemplated.

(b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of its Board of Trustees, and the Plan, subject to the approval of the FTI Funds' shareholders in the case of FTI Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(d) It anticipates that consummation of the Plan will not cause the FTI Funds, in the case of FTI Trust, and the FGT Funds, in the case of FG Trust, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.
7.    COVENANTS OF FTI TRUST AND FG TRUST.

(a) FTI Trust, on behalf of the FTI Funds, and FG Trust, on behalf of the FGT Funds, each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

(b) FTI Trust, on behalf of the FTI Funds, undertakes that it will not acquire the FGT Funds' shares for the purpose of making distributions thereof to anyone other than the FTI Funds' shareholders.

(c) FTI Trust, on behalf of the FTI Funds, undertakes that, if the Plan is consummated as to one or more FTI Funds, such FTI Funds will liquidate and dissolve, and if the Plan is consummated for all FTI Funds, FTI Trust will liquidate and dissolve itself and all FTI Funds.

(d) FTI Trust, on behalf of the FTI Funds, and FG Trust, on behalf of the FGT Funds, each agree that, by the Closing, all of their Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

(e) At the Closing, FTI Trust, on behalf of the FTI Funds, will provide the FGT Funds a copy of the shareholder ledger accounts, certified by the FTI Funds' transfer agent or their President to the best of its or his knowledge and belief, for all the shareholders of record of the FTI Funds' shares as of 4:00 p.m., Eastern time, on the Closing Date who are to become shareholders of the FGT Funds as a result of the transfer of assets that is the subject of the Plan.

(f) The Board of Trustees of FTI Trust shall call and FTI Trust shall hold, a Special Joint Meeting of the FTI Funds' shareholders to consider and vote upon the Plan (the "Special Meeting") and FTI Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. FTI Trust agrees (i) to file with the SEC, and (ii) to mail to each shareholder of record of FTI Funds entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder. At the time it becomes effective, at the time of the Special Meeting, and at the Closing Date, the Proxy Statement will (i) comply in all material respects with the applicable provisions of the 1934 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g) Subject to the provisions of the Plan, FG Trust and FTI Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(h) FTI Trust shall furnish to FG Trust on the Closing Date a Statement of Assets and Liabilities of the FTI Funds as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the FTI Funds' Treasurer or Assistant Treasurer. As promptly as practicable, but in any case, within forty-five (45) days after the Closing Date, FTI Trust shall furnish to FG Trust, in such form as is reasonably satisfactory to FG Trust, a statement of the earnings and profits of the FTI Funds for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the FGT Funds as a result of Section 381 of the Code, which statement shall be certified by the FTI Funds' Treasurer or Assistant Treasurer. FTI Trust covenants that each of the FTI Funds have no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code, or, if it has such earnings and profits, it shall distribute them to its shareholders prior to the Closing Date.

(i) FTI Trust shall deliver to FG Trust at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the FTI Funds transferred to FG Trust in accordance with the terms of the Plan.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY FTI TRUST AND FG TRUST.

      The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its Secretary or equivalent officer of each of the Funds.

(c) That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That the Plan and reorganizations contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the FTI Funds at an annual or special meeting or any adjournment thereof.

(e) That a distribution or distributions shall have been declared for each of the FTI Funds prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders
(i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by
Section 1222(a) of the Code.

(f) That there shall be delivered to FTI Trust, on behalf of the FTI Funds, and FG Trust, on behalf of the FGT Funds, an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to FG Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and with the laws of the Commonwealth of Massachusetts and State of Delaware, and based upon certificates of the officers of FTI Trust and FG Trust with regard to matters of fact for each FTI Fund and corresponding FGT Fund:

(1) The acquisition by the FGT Fund of all the assets of the FTI Fund as provided for herein in exchange for the FGT Fund's shares and the assumption by the FGT Fund of all of the liabilities of the FTI Fund, followed by the distribution by the FTI Fund to its shareholders of the FGT Fund's shares in complete liquidation of the FTI Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the FTI Fund and the FGT Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the FTI Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the FGT Fund in exchange solely for voting shares of the FGT Fund (Sections 361(a) and 357(a) of the Code);

(3) The FGT Fund will recognize no gain or loss upon the receipt of all of the assets of the corresponding FTI Fund, in exchange solely for voting shares of the FGT Fund (Section 1032(a) of the Code);

(4) No gain or loss will be recognized by the FTI Fund upon the distribution of the corresponding FGT Fund's shares to its shareholders in complete liquidation of the FTI Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

(5) The basis of the assets of the FTI Fund received by the FGT Fund will be the same as the basis of such assets to the FTI Fund immediately prior to the reorganization (Section 362(b) of the Code);

(6) The holding period of the assets of the FTI Fund received by the FGT Fund will include the period during which such assets were held by the FTI Fund (Section 1223(2) of the Code);

(7) No gain or loss will be recognized to the shareholders of the FTI Fund upon the exchange of their shares in the FTI Fund for voting shares of the FGT Fund (including fractional shares to which they may be entitled) (Section 354(a) of the Code);

(8) The basis of a FGT Fund's shares received by the shareholders of the FTI Fund shall be the same as the basis of the FTI Fund's shares exchanged therefor (Section 358(a)(1) of the Code);

(9) The holding period of the FGT Fund's shares received by shareholders of the FTI Fund (including fractional shares to which they may be entitled) will include the holding period of the FTI Fund's shares surrendered in exchange therefor, provided that the FTI Fund's shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

(10) A FGT Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations") the items of the FTI Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

(g) That there shall be delivered to FG Trust on behalf of the FGT Funds an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to FTI Trust on behalf of the FTI Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Each of the FTI Funds is a series of FTI Trust and the FTI Trust is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts;

(2) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest, without a par value, of the FTI Funds. One class of shares of the FTI Funds has been designated as the FTI Funds' shares, and an unlimited number of shares of beneficial interest of FTI Trust have been allocated to the FTI Funds' shares. Assuming that the initial shares of beneficial interest of the FTI Funds were issued in accordance with the 1940 Act and the Declaration of Trust, as amended, and By-laws, as amended and restated, of FTI Trust, and that all other outstanding shares of the FTI Funds were sold, issued and paid for in accordance with the terms of the FTI Funds' prospectus in effect at the time of such sales, each such outstanding share is duly authorized, fully paid, and non-assessable;

(3) The FTI Trust is an open-end investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in the FTI Funds' currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the FTI Funds, the unfavorable outcome of which would materially and adversely affect FTI Trust or the FTI Funds;

(5) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FTI Trust on behalf of the FTI Funds; and

(6) Neither the execution, delivery, nor performance of the Plan by FTI Trust on behalf of the FTI Funds violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by FTI Trust as an exhibit to its Registration Statement on Form N-1A; the Plan is the legal, valid and binding obligation of FTI Trust on behalf of the FTI Funds and is enforceable against FTI Trust on behalf of the FTI Funds in accordance with its terms.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of FTI Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FTI Trust.

(h) That there shall be delivered to FTI Trust on behalf of the FTI Funds an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to FG Trust on behalf of the FGT Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Each of the FGT Funds is a series of FG Trust and FG Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2) FG Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share of the FGT Funds. One class of shares FGT Funds has been designated as the FGT Funds' shares, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated to the FGT Funds' shares. Assuming that the shares of beneficial interest of the FGT Funds to be delivered pursuant to the Plan are sold, issued and paid for in accordance with the terms of the FGT Funds' prospectus in effect at the time of the Closing, each such share of the FGT Funds is validly issued, fully paid, and non-assessable;

(3) Each of the FGT Funds is a series of the FG Trust, an open-end investment company of the management type registered as such under the 1940 Act;

(4) Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the FGT Funds, the unfavorable outcome of which would materially and adversely affect FG Trust or the FGT Funds;

(5) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FG Trust on behalf of the FGT Funds;

(6) Neither the execution, delivery, nor performance of the Plan by FG Trust on behalf of the FGT Funds violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by FG Trust as an exhibit to its Registration Statement on Form N-1A; the Plan is the legal, valid and binding obligation of FG Trust on behalf of the FGT Funds and is enforceable against FG Trust on behalf of the FGT Funds in accordance with its terms; and

(7) The Registration Statement of FG Trust, of which the prospectus dated June 19, 2003 of the FGT Funds is a part (the "Prospectus") is, at the time of the signing of the Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of the Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of FG Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FG Trust.

(i) That the FTI Funds shall have received a certificate from the President and Secretary of FG Trust on behalf of FGT Funds to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of the Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(j) That FG Trust's Registration Statement with respect to FGT Funds' shares to be delivered to FTI Funds' shareholders in accordance with the Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k) That the FGT Funds' shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the FGT Funds' shares lawfully to be delivered to each holder of FTI Funds' shares.

(l) That, at the Closing, there shall be transferred to FG Trust on behalf of FGT Funds, aggregate Assets of the corresponding FTI Funds comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of each FTI Fund on the Closing Date.

(m) That there be delivered to FG Trust on behalf of FGT Funds information concerning the tax basis of FTI Funds in all securities transferred to the corresponding FGT Funds, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of FTI Funds as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with FTI Funds respect to each shareholder.

9.    BROKERAGE FEES AND EXPENSES.

(a) FTI Trust on behalf of FTI Funds and FG Trust on behalf of FGT Funds each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of the Plan shall be borne by Fiduciary International, Inc. and its affiliates.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

(a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the FTI Funds) prior to the Closing, or the Closing may be postponed as follows:

(1) by mutual consent of FTI Trust on behalf of FTI Funds and FG Trust on behalf of FGT Funds;

(2) by FG Trust on behalf of FGT Funds if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3) by FTI Trust on behalf of FTI Funds if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

      An election by FG Trust or FTI Trust to terminate the Plan and to abandon the reorganization shall be exercised, respectively, by the Board of Trustees of either FG Trust or FTI Trust.

(b) If the transactions contemplated by the Plan have not been consummated by July 31, 2003, the Plan shall automatically terminate on that date, unless a later date is agreed to by both FG Trust and FTI Trust.

(c) In the event of termination of the Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither FTI Trust, FG Trust, FTI Funds nor FGT Funds, nor their trustees, officers, or agents or the shareholders of FTI Funds or FGT Funds shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 9(b) hereof.

(d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to its shareholders, on behalf of whom such action is taken.

(e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and terminate on the Closing Date, and neither FTI Trust nor FG Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of FTI Trust or FG Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of FTI Trust, on behalf of FTI Funds, or FG Trust, on behalf of FGT Funds, to be acceptable, such terms and conditions shall be binding as if a part of the Plan without further vote or approval of the shareholders of FTI Funds, unless such terms and conditions shall result in a change in the method of computing the number of FGT Funds' shares to be issued to FTI Funds in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of FTI Funds prior to the meeting at which the transactions contemplated by the Plan shall have been approved, the Plan shall not be consummated and shall terminate unless FTI Trust shall promptly call a special meeting of the shareholders of FTI Funds at which such conditions so imposed shall be submitted for approval.

11.   INDEMNIFICATION.

(a) FG Trust and the FGT Funds shall indemnify, defend and hold harmless the FTI Funds, FTI Trust, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of FG Trust, arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Statement, as filed and in effect with the SEC or any application prepared by FG Trust and FGT Funds with any state regulatory agency in connection with the transactions contemplated by the Plan under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that FG Trust and FGT Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about FG Trust and/or FGT Funds or the transactions contemplated by the Plan made in the Proxy Statement or any Application.

      (b) After the Closing Date, FG Trust, on behalf of the FGT Funds, shall also indemnify and hold harmless FTI Funds' Board of Trustees and officers (collectively, "Acquired Fund Covered Persons") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Covered Person, including amounts paid by any one or more of the Acquired
Fund Covered Persons in a compromise or settlement of any such claim, suit, action or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of FG Trust, on behalf of the FGT Funds, to the extent such Acquired Fund Covered Person is, or would have been, entitled to indemnification by FTI Trust prior to the Closing Date pursuant to FTI Trust's Declaration of Trust and By-Laws.

      (c) FTI Trust on behalf of FTI Funds, until the time of FTI Funds' liquidation, shall indemnify, defend, and hold harmless FGT Funds, FG Trust, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of FTI Trust, arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Statement, as filed with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that FTI Trust and FTI Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about FTI Trust and/or FTI Funds or the transactions contemplated by the Plan made in the Proxy Statement or any Application.

(d) A party seeking indemnification hereunder is hereinafter called the "Indemnified Party" and the party from whom the Indemnified Party is seeking indemnification hereunder is hereinafter called the "Indemnifying Party."
Each Indemnified Party shall notify the Indemnifying Party in writing within ten (10) days of the receipt by one or more of the Indemnified Parties of any notice of legal process of any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11, but the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under this Section 11. The Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 11, or, if it so elects, to assume at its own expense, the defense thereof with counsel satisfactory to the Indemnified Parties; provided, however, if the defendants in any such action include both the Indemnifying Party and any Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such Indemnified Party.

           Upon receipt of notice from the Indemnifying Party to the Indemnified Parties of the election by the Indemnifying Party to assume the defense of such action, the Indemnifying Party shall not be liable to such Indemnified Parties under this Section 11 for any legal or other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof unless (i) the Indemnified Parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the Indemnifying Parties shall not be liable for the expenses of more than one separate counsel); (ii) the Indemnifying Parties do not employ counsel reasonably satisfactory to the Indemnified Parties to represent the Indemnified Parties within a reasonable amount of time after notice of commencement of the action; or (iii) the Indemnifying Parties have authorized the employment of counsel for the Indemnified Parties at its expense.

(e) This Section 11 shall survive the termination of the Plan and for a period of three (3) years following the Closing Date.

12.   LIABILITY OF FG TRUST AND FTI TRUST.

(a) Each party acknowledges and agrees that all obligations of FG Trust under the Plan are binding only with respect to FGT Funds; that any liability of FG Trust under the Plan with respect to an FGT Fund, or in connection with the transactions contemplated herein with respect to such FGT Fund, shall be discharged only out of the assets of that FGT Fund; that no other series of FG Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither FTI Trust nor FTI Funds shall seek satisfaction of any such obligation or liability from the shareholders of FG Trust, the trustees, officers, employees or agents of FG Trust, or any of them.

(b) Each party acknowledges and agrees that all obligations of FTI Trust under the Plan are binding only with respect to the respective FTI Funds; that any liability of FTI Trust under the Plan with respect to an FTI Fund, or in connection with the transactions contemplated herein with respect to such FTI Fund, shall be discharged only out of the assets of that FTI Fund; that no other series of FTI Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither FG Trust nor FGT Funds shall seek satisfaction of any such obligation or liability from the shareholders of FTI Trust, the trustees, officers, employees or agents of FTI Trust, or any of them.

13.    SEVERABILITY.

      Subject to the conditions set forth in the Plan and notwithstanding anything herein that may be construed to the contrary, the failure of one of the FTI Funds to consummate the transactions contemplated hereby shall not, or to comply with the conditions set forth in Section 8 of the Plan may not, affect the consummation or validity of the reorganization with respect to any other FTI Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "FTI Fund" and "FGT Fund" as meaning only those series of FTI Trust and FG Trust, respectively, that are involved in the reorganization as of the Closing Date.

14.   ENTIRE AGREEMENT AND AMENDMENTS.

      The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

15.   COUNTERPARTS.

      The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Global Trust, at One Franklin Parkway, San Mateo, California 94403,
Attention: Secretary, or the FTI Funds, at One Franklin Parkway, San Mateo, California 94403 Attention: Secretary, as the case may be.

17.   GOVERNING LAW.

      The Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, FTI Trust, on behalf of FTI Funds, and FG Trust, on behalf of FGT Funds, have each caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                      FRANKLIN GLOBAL TRUST, ON
                                      BEHALF OF FIDUCIARY LARGE
                                      CAPITALIZATION GROWTH AND
                                      INCOME FUND, FIDUCIARY SMALL
                                      CAPITALIZATION EQUITY FUND
                                      AND FIDUCIARY EUROPEAN
                                      SMALLER COMPANIES FUND
Attest:
                                      By:
-------------------------------
---------------------                       ------------------
Murray L. Simpson                           David P. Goss
Secretary                                   Vice President



                                      FTI FUNDS, ON BEHALF OF FTI
                                      LARGE CAPITALIZATION GROWTH
                                      AND INCOME FUND, FTI SMALL
                                      CAPITALIZATION EQUITY  FUND
                                      AND FTI EUROPEAN SMALLER
                                      COMPANIES FUND

Attest:
                                      By:
-------------------------------
Murray L. Simpson                           David P. Goss
Secretary                                   Vice President























                                   EXHIBIT B
               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW
                                A Comparison of:
                 THE LAW GOVERNING DELAWARE STATUTORY TRUSTS AND
      THE CHARTER DOCUMENTS OF FRANKLIN GLOBAL TRUST, A DELAWARE STATUTORY
                             TRUST, UNDER SUCH LAW,
               THE LAW GOVERNING MASSACHUSETTS BUSINESS TRUSTS AND
       THE CHARTER DOCUMENTS OF FTI FUNDS, A MASSACHUSETTS BUSINESS TRUST,
                                 UNDER SUCH LAW


              DELAWARE STATUTORY TRUST      MASSACHUSETTS BUSINESS TRUST

GOVERNING    A Delaware statutory trust     A Massachusetts business
DOCUMENTS/   (formerly known as a Delaware  trust (an "MBT") is created
GOVERNING    business trust) (a "DST") is   by filing a declaration of
BODY         formed by a governing          trust with the Secretary of
             instrument and the filing of   State of Massachusetts and
             a certificate of trust with    with the clerk of every city
             the Delaware Secretary of      or town in Massachusetts
             State ("Secretary of State").  where the trust has a usual
             The Delaware law governing a   place of business.
             DST is referred to in this
             analysis as the "Delaware
             Act."
                                            An MBT is an unincorporated
             A DST is an unincorporated     association organized under
             association organized under    the Massachusetts statute
             the Delaware Act whose         governing business trusts
             operations are governed by     (the "Massachusetts Statute")
             its governing instrument       and is considered to be a
             (which may consist of one or   hybrid, having
             more instruments). Its         characteristics of both
             business and affairs are       corporations and common law
             managed by or under the        trusts.  An MBT's operations
             direction of one or more       are governed by a trust
             trustees.                      instrument and by-laws.  The
                                            business and affairs of an
                                            MBT are managed by or under
                                            the direction of a board of
                                            trustees.

             As described in this chart,
             DSTs are granted a             MBTs also are granted a
             significant amount of          significant amount of
             organizational and             organizational and
             operational flexibility.       operational flexibility.  The
             Delaware law makes it easy     Massachusetts Statute is
             toobtain needed shareholder    silent on most of the salient
             approvals, and also permits    features of MBTs, thereby
             management of a DST to take    allowing the trustees of the
             various actions without        MBT to freely structure the
             being required to make         MBT.  The Massachusetts
             statefilings or obtain         Statute does not specify what
             shareholder approval.          information must be contained
                                            in the declaration of trust,
                                            nor does it require a
                                            registered officer or agent
                                            for service of process.

             The governing instrument for   The governing instrument for
             the DST, Franklin Global       the MBT, FTI Funds, is comprised
             Trust ("Global Trust"), is     of a declaration of trust, as
             comprised of an agreement and  amended ("MA Declaration"), and
             declaration of trust, as       by-laws ("MA By-Laws"). The FTI
             amended ("Declaration"), and   Funds' governing body is a board
             board of trustees (the         of trustees (the "board" or "board
             by-laws ("By-Laws"). Global    of trustees" or collectively,  the
             board of trustees (the         "trustees").
             "board" or "board of
             trustees" or collectively,
             the "trustees").


             Each trustee of Global Trust  Each trustee of FTI Funds shall
             shall hold office for the     hold office for the lifetime of
             lifetime of Global Trust      FTI Funds until he or she dies,
             until he or she dies,         resigns or is removed or retired.
             resigns, is declared bankrupt
             or incompetent by a court, or
             is removed, or, if earlier,
             until the next meeting of
             shareholders called for the
             purpose of electing trustees
             and until the election and
             qualification of his or her
             successor.


OWNERSHIP    Under the Delaware Act, the    Under the Massachusetts
SHARES OR    ownership interests in a DST   Statute, the ownership
INTERESTS    are denominated as             interests in an MBT are
             "beneficial interests" that    denominated as "beneficial
             are held by "beneficial        interests" that are held by
             owners." However, there is     "beneficial owners." However,
             flexibility as to how a        there is flexibility as to
             governing instrument refers    how a governing instrument
             to "beneficial interests" and  refers to "beneficial
             "beneficial owners" and the    interests" and "beneficial
             governing instrument may       owners" and the governing
             identify "beneficial           instrument may identify
             interests" and "beneficial     "beneficial interests" and
             owners" as "shares" and        "beneficial owners" as
             "shareholders," respectively.  "shares" and "shareholders,"
                                            respectively.
             Global Trust's units of
             beneficial interest, par       FTI Funds' units of
             value $0.01 per unit, are      beneficial interest, without
             designated as "shares" and     par value, are designated as
             its beneficial owners are      "shares" and its beneficial
             designated as "shareholders."  owners are designated as
             This analysis will use the     "shareholders." This analysis
             "share" and "shareholder"      will use the "share" and
             terminology.                   "shareholder" terminology.

SERIES AND   Under the Delaware Act, the    The Massachusetts Statute
CLASSES      governing instrument may       permits an MBT to issue one
             provide for classes, groups    or more series or classes of
             or series of shares,           beneficial interest.  The
             shareholders or trustees,      Massachusetts Statute is
             having such relative rights,   largely silent as to any
             powers and duties as set       requirements for the creation
             forth in the governing         of such series or classes,
             instrument.  Such series,      although the trust documents
             classes or groups may be       creating an MBT may provide
             described in the DST's         methods or authority to
             governing instrument or in     create such series or classes
             resolutions adopted by its     without seeking shareholder
             trustees.  No state filing is  approval.
             necessary and, unless
             required by the governing
             instrument, shareholder
             approval is not needed.

             In addition, under the
             Delaware Act, except to the
             extent otherwise provided in
             the governing instrument of a
             DST, where a DST is a
             registered investment company
             under the Investment Company
             Act of 1940, as amended (the
             "1940 Act"), any class, group
             or series of shares of the
             DST is preferred as to
             distribution of assets or      The MA Declaration authorizes
             payment of dividends over all  an unlimited number of
             other classes, groups or       shares, which may be further
             series of the DST with         divided into separate series
             respect to assets              and classes.  Such series and
             specifically allocated to      classes will have the rights
             such class, group or series    and preferences as determined
             as contemplated by Section 18  by the trustees.
             (or any amendment or
             successor provision) of the
             1940 Act.

             The Declaration authorizes an
             unlimited number of shares,
             which the trustees may divide
             into separate series and may
             further divide the series
             into separate classes of
             shares.  Such series and
             classes will have the rights
             and preferences as determined
             by the trustees.

AMENDMENTS   The Delaware Act provides      The Massachusetts Statute
TO           broad flexibility as to the    provides broad flexibility as
GOVERNING    manner of amending and/or      to the manner of amending
DOCUMENTS    restating the governing        and/or restating the
             instrument of a DST.           governing instrument of an
             Amendments to the governing    MBT.  The Massachusetts
             instrument that do not change  Statute provides that the
             the information in the DST's   trustees shall, within thirty
             certificate of trust are not   (30) days after the adoption
             required to be filed with the  of any amendment to the
             Secretary of State.            declaration of trust, file a
                                            copy with the Secretary of
                                            State of Massachusetts and
                                            with the clerk of every city
                                            or town in Massachusetts
                                            where the MBT has a usual
                                            place of business.


             DECLARATION OF TRUST           DECLARATION OF TRUST
             Subject to the paragraph       No amendment of the MA
             below, the Declaration may be  Declaration may repeal the
             restated and/or amended at     limitations on personal
             any time by a written          liability of any shareholder
             instrument signed by a         or trustee or repeal the
             majority of the trustees and,  prohibition of assessment
             if required, by approval of    upon the shareholders without
             such amendment by the          the express consent of each
             shareholders, by a majority    shareholder or trustee
             of the shares voted at a       involved.  Subject to the
             shareholders' meeting at       foregoing, the MA Declaration
             which a quorum is present.     may be amended by a written
                                            instrument signed by a
             The board of trustees shall    majority of the trustees (or
             have the power to amend the    by an officer of FTI Funds
             Declaration, without the need  pursuant to the vote of a
             for shareholder action, so as majority of the trustees) so to add to, delete, replace or long as such amendment does
             otherwise modify any           not (i) adversely affect the
             provisions relating to the     rights of any shareholder
             shares contained in the        with respect to which such
             Declaration, provided that     amendment applies, and (ii)
             before adopting any such       contravene applicable law.
             amendment without shareholder  Any amendment that adversely
             approval the board of          affects the rights of
             trustees shall determine that  shareholders may be adopted
             it is consistent with the      by a written instrument
             fair and equitable treatment   signed by a majority of the
             of all shareholders or that    trustees (or by an officer of
             shareholder approval is not    FTI Funds pursuant to the
             otherwise required by the      vote of a majority of the
             1940 Act or other applicable   trustees) when authorized to
             law. If shares have been       do so by the vote of the
             issued, shareholder approval   shareholders holding a
             shall be required to adopt     majority of the shares
             any amendment to the           entitled to vote.
             Declaration which would
             adversely affect to a          The MA Declaration may be
             material degree the rights     amended by a majority of the
             and preferences of the shares  trustees, without shareholder
             of any series (or class) or    approval, to: (a) establish
             to increase or decrease the    and designate one or more
             par value of the shares of     series or classes with such
             any series (or class).         rights and preferences and
                                            eligibility requirements for
                                            investment therein as the
                                            trustees determine, and
                                            reclassify outstanding shares
                                            as shares of a particular
                                            series or class; (b) combine
                                            two or more series or classes
                                            into a single series or class
                                            on such terms and conditions
                                            as the trustees determine;
                                            (c) change or eliminate any
                                            eligibility requirements for
                                            investment in any series or
                                            class, including without
                                            limitation, to provide for
                                            the issue of shares of any
                                            series or class in connection
                                            with any merger or
                                            consolidation of FTI Funds
                                            with another trust or company
                                            or any acquisition by FTI
                                            Funds of part or all of the
                                            assets of any other trust or
                                            company; (d) change the
                                            designation of any series or
                                            class; (e) change the method
                                            of allocating dividends among
                                            the various series and
                                            classes; (f) allocate
                                            specific assets, liabilities,
                                            items of income or expense of
                                            FTI Funds to one or more
                                            series and classes; and (g)
                                            specifically allocate assets
                                            to any or all series or
                                            classes, or create one or
                                            more additional series or
                                            classes that are preferred
                                            over all other series or
                                            classes in respect of assets
                                            specifically allocated
                                            thereto or any dividends paid
                                            by FTI Funds and provide for
                                            any special voting or other
                                            rights with respect to such
                                            series or classes.  in
                                            addition, unless otherwise
                                            provided by applicable law,
                                            the trustees may amend the MA
                                            Declaration to abolish a
                                            series or class and rescind
                                            its establishment and
                                            designation without the
                                            approval of the shareholders
                                            of that series or class.

             BY-LAWS                        BY-LAWS
             The By-Laws may be amended or  The MA By-Laws may be amended
             repealed by the affirmative    by a majority vote of all of
             vote or written consent of a   the trustees.
             majority of the outstanding
             shares entitled to vote,
             except as otherwise provided
             by applicable law, the
             Declaration or the By-Laws.
             Subject to the right of
             shareholders to adopt, amend
             or repeal By-Laws, and except
             as otherwise provided by law   CERTIFICATE OF TRUST
             or the Declaration, the        The Massachusetts Statute
             By-Laws may be adopted,        does not require an MBT to
             amended, or repealed by the    file a certificate of trust.
             board of trustees.

             CERTIFICATE OF TRUST
             Pursuant to the Declaration,
             the certificate of trust may
             be amended and/or restated by
             a procedure similar to that
             used to amend and/or restate
             the Declaration, as described
             above.  Any such amendment or
             restatement of the
             certificate of trust shall be
             effective immediately upon
             filing with the Secretary of
             State or such future date as
             may be stated therein.

PREEMPTIVE   Under the Delaware Act, a      Under the Massachusetts
RIGHTS AND   governing instrument may       Statute, a governing
REDEMPTION   contain any provision          instrument may contain any
OF SHARES    relating to the rights,        provision relating to the
             duties and obligations of the  rights, duties and
             shareholders.  Unless          obligations of the
             otherwise provided in the      shareholders.
             governing instrument or
             another agreement, a
             shareholder has no preemptive
             right to subscribe to any
             additional issue of shares or
             other interest in a DST.

             The Declaration provides that The MA Declaration provides no shareholder shall have the that no shareholder shall
             preemptive or other right to   have the preemptive or other
             subscribe to additional        right to subscribe to any
             shares or other securities     additional shares or other
             issued by Global Trust or any  securities issued by FTI
             series thereof.                Funds.

             Global Trust shall purchase    FTI Funds shall purchase the
             the outstanding shares         shares of any series or class
             offered by any shareholder     offered for redemption by any
             for redemption upon such       shareholder of record upon
             shareholder's compliance with  such shareholder's compliance
             the procedures set forth in    with the terms and conditions
             the Declaration and/or such    determined by the trustees.
             other procedures as the board
             may authorize.  Global Trust   Such shares shall be
             shall pay the net asset value  purchased at the net asset
             for such outstanding shares    value thereof in accordance
             in accordance with the         with the MA Declaration,
             Declaration, By-Laws and       reduced by any redemption
             applicable law.  Payment may   charge or deferred sales
             be made wholly or partly in    charge as the trustees from
             kind at the determination of   time to time may determine.
             the trustees and the fair      Payment may be made in whole
             value, selection and quantity  or in part by a distribution
             of securities or other         in kind of securities from
             property so paid may be        the portfolio of the relevant
             determined by or under         series or class, taking such
             authority of the trustees.     securities at the same value
             Global Trust is not liable     employed in determining net
             for any delay in transferring  asset value, and selecting
             securities selected for        the securities in such manner
             delivery as all or part of     as the trustees deem fair and
             any payment in kind.           equitable.

             Global Trust's obligation to   FTI Funds may also purchase
             repurchase such outstanding    shares of a series or class
             shares may be suspended or     by agreement with the owner
             postponed by the trustees:     thereof at a purchase price
             (i) at any time that the New   not exceeding the net asset
             York Stock Exchange ("NYSE")   value per share (reduced by
             is closed for other than       any redemption charge or
             weekends or holidays, (ii) if deferred sales charge). permitted by the rules of the
             Securities and Exchange        The trustees may suspend the
             Commission (the "SEC") during  determination of net asset
             periods when trading on the    value or right of redemption
             NYSE is restricted, (iii)      or postpone the payment date
             during any emergency that      for any period in accordance
             makes it impracticable for     with the 1940 act.
             Global Trust to dispose of
             the investments of the         In addition, FTI Funds has
             applicable series or to        the right at any time to
             determine fairly the value of  redeem the shares of any
             the net assets held with       series or class held of
             respect to such series or      record by any shareholder at
             (iv) during any other period   the net asset value thereof
             permitted by order of the SEC  (which may be reduced by any
             for the protection of          applicable redemption charge
             investors.                     or deferred sales charge), if
                                            at any time:  (i) the total
             In addition, Global Trust      investment in the
             may, at its option and at any  shareholder's account does
             time, redeem outstanding       not have a minimum dollar
             shares of any shareholder at   value determined from time to
             the net asset value thereof    time by the trustees; (ii) a
             to the extent such             shareholder fails to furnish
             shareholder owns outstanding   certified social security or
             shares: (i) of any series      tax identification numbers;
             having an aggregate net asset  or (iii) the trustees
             value of less than an amount   determine that failure to so
             determined from time to time   redeem may have materially
             by the trustees prior to the   adverse consequences to the
             acquisition of said shares;    other shareholders, FTI Funds
             (ii) of a particular series    or any series or class
             equal to or in excess of a     thereof.
             percentage of the outstanding
             shares of that series
             determined from time to time
             by the trustees; or (iii)
             equal to or in excess of a
             percentage, determined from
             time to time by the trustees,
             of the outstanding shares of
             Global Trust or of any series
             thereof.

DISSOLUTION  Global Trust may be dissolved  The trustees may, by majority
AND          by the vote of a majority of   action, and with the
TERMINATION  the outstanding shares of      affirmative "vote of a
EVENTS       each series entitled to vote,  majority of the outstanding
             voting separately by series,   voting securities" (as
             or by the trustees by written  defined in the 1940 Act) of
             notice to the shareholders.    each series or class entitled
             Any particular series may be   to vote as determined by the
             dissolved (i) by vote of a     trustees pursuant to the MA
             majority of the shares of      Declaration, sell and convey
             that series; (ii) by the       the assets of FTI Funds or
             trustees by written notice to  any series or class thereof
             the shareholders of that       to another trust or
             series; or (iii) by vote of a  corporation.  The trustees
             majority of the trustees at    may also sell and convert
             any time that there are no     into money all the assets of
             shares outstanding of such     FTI Funds or any series or
             series.  At any time that      class thereof without
             there are no shares            shareholder approval, unless
             outstanding of a particular    otherwise required by
             class, such class may be       applicable law.  In addition,
             abolished by the vote of a     unless otherwise provided by
             majority of the trustees.      applicable law, the trustees
                                            may amend the MA Declaration
                                            to abolish a series or class
                                            and rescind its establishment
                                            and designation without the
                                            approval of the shareholders
                                            of that series or class.





LIQUIDATION  Under the Delaware Act, a DST  Under the Massachusetts
             that has dissolved shall       Statute, there are no
             first pay or make reasonable   provisions as to the
             provision to pay all known     liquidation of an MBT.
             claims and obligations,
             including those that are
             contingent, conditional and
             unmatured, and all known
             claims and obligations for
             which the claimant is
             unknown. Any remaining assets
             shall be distributed to the
             shareholders or as otherwise
             provided in the governing
             instrument.

             Under the Delaware Act, a
             series that has dissolved
             shall first pay or make
             reasonable provision to pay
             all known claims and
             obligations of the series,
             including those that are       Following a sale of assets as
             contingent, conditional and    described under DISSOLUTION
             unmatured, and all known       AND TERMINATION EVENTS, the
             claims and obligations of the MA Declaration provides that series for which the claimant upon making provision to pay
             is unknown.  Any remaining     all outstanding obligations,
             assets of the series shall be  taxes and other liabilities,
             distributed to the             accrued or contingent,
             shareholders of such series    belonging to each series or
             or as otherwise provided in    class of FTI Funds, the
             the governing instrument.      trustees shall distribute the
                                            remaining assets belonging to
             With respect to any remaining  each series or class ratably
             assets, the Declaration        among the holders of the
             provides that Global Trust     outstanding shares of that
             shall, in accordance with      series or class.
             such procedures as the
             trustees consider
             appropriate, reduce such
             assets held with respect to
             each series (or the
             applicable series, as the
             case may be) to any
             combination of cash, shares
             or other securities, and
             distribute the proceeds held
             with respect to each series
             (or the applicable series, as
             the case may be) to the
             shareholders of that series,
             ratably according to the
             number of shares of that
             series held of record by the
             several shareholders on the
             dissolution date.  All
             distributions shall be made
             ratably among all
             shareholders of a particular
             (class of a) series from the
             assets held with respect to
             such series according to the
             number of shares of such
             (class of such) series held
             of record by such shareholder
             on the dissolution date.

VOTING       Under the Delaware Act, the    There is no provision in the
RIGHTS,      governing instrument may set   Massachusetts Statute
MEETINGS,    forth any provision relating   addressing voting by the
NOTICE,      to trustee and shareholder     shareholders of an MBT.  The
QUORUM,      voting rights, including the   declaration of trust of an
RECORD       withholding of such rights     MBT, however, may specify
DATES AND    from certain trustees or       matters as to which
PROXIES      shareholders. If voting        shareholders are entitled to
             rights are granted, the        vote.
             governing instrument may
             contain any provision
             relating to meetings, notice
             requirements, written
             consents, record dates,
             quorum requirements, voting
             by proxy and any other matter
             pertaining to the exercise of
             voting rights. The governing
             instrument may also provide
             for the establishment of
             record dates for allocations
             and distributions by the DST.

             ONE VOTE PER SHARE             ONE VOTE PER DOLLAR
             The Declaration provides that  The MA Declaration provides
             each whole share of global     that each whole dollar of net
             trust is entitled to one vote  asset value of shares owned
             as to any matter on which it   of FTI Funds is entitled to
             is entitled to vote and each   one vote as to any matter on
             fractional share is entitled   which it is entitled to vote
             to a proportionate fractional  and each fractional dollar of
             vote.                          net asset value of shares
                                            owned is entitled to a
                                            proportionate fractional
                                            vote.

             VOTING BY SERIES               VOTING BY SERIES
             The Declaration provides that  The MA Declaration provides
             all shares of Global Trust     that only shareholders of a
             entitled to vote on a matter   particular series or class
             shall vote separately by       were entitled to vote on
             series and, if applicable, by matters affecting such series class, except if (i) the 1940 or class. Except with respect Act requires all Global Trust to matters as to which a
             shares to be voted in the      particular series or class is
             aggregate without              affected materially differently,
             differentiation between the    or as otherwise required by
             separate series or classes,    applicable law, all of the
             in which case all of Global    shares of each series or class
             Trust's shares may vote on a   shall, on matters as to which
             one-vote-per-share basis; and  such series or class is entitled
             (ii) any matter affects only   to vote, vote with other series
             the interests of some but not  or classes so entitled as a
             all series or classes, in      single class. Notwithstanding
             which case only the            the foregoing, with respect
             shareholders of such affected  to matters which would
             series or classes may vote on  otherwise be voted on by two
             the matter.                    or more series or classes as
                                            a single class, the trustees
                                            may ubmit such matters to the
                                            shareholders of any or all
                                            such series or classes,
                                            separately.

             SHAREHOLDERS' MEETINGS         SHAREHOLDERS' MEETINGS
             The Delaware Act does not      An annual shareholders'
             mandate annual shareholders'   meeting is not required by
             meetings.                      the Massachusetts Statute.

             The Declaration provides that The MA Declaration provides shareholders' meetings may be that the trustees or the
             called by the trustees: (i)    chief executive officer of
             to elect or remove trustees;   FTI Funds may call a special
             (ii) for such other purposes   shareholders' meeting.  The
             as may be prescribed by law,   trustees will also call a
             the Declaration or the         special meeting upon the
             By-Laws; and (iii) for the     written request of
             purpose of taking action upon  shareholders holding at least
             any other matter deemed by     10% of the outstanding shares
             the trustees to be necessary   of all series and classes
             or desirable.  In addition, a  entitled to vote.   In
             shareholders' meeting for the  addition, the MA By-Laws
             purpose of electing or         provide that a special
             removing trustees may be       shareholders' meeting of FTI
             called upon the demand of      Funds or of a series or class
             shareholders owning 10% or     thereof will be called by the
             more of the shares of Global   secretary whenever ordered by
             Trust.  The By-Laws authorize  the trustees, the chairman or
             the board of trustees, the     requested in writing by the
             chairman of the board or the   holders of 10% of the
             president to call a            outstanding shares of FTI
             shareholders' meeting.         Funds or of the relevant
                                            series or class entitled to
                                            vote.



             RECORD DATES                   RECORD DATES
             As stated above, under the     There is no record date
             Delaware Act, the governing    provision in the
             instrument may provide for     Massachusetts Statute.
             record dates.

             In order to determine the      The MA Declaration authorizes
             shareholders of any series     the trustees to close the
             (or class) entitled to notice  share transfer books
             of, and to vote at, a          maintained for any series or
             shareholders' meeting or any   class for a period not
             adjournment of such a          exceeding ninety (90) days,
             meeting, the Declaration       or in lieu thereof to fix in
             authorizes the trustees to     advance a record date not
             fix a record date. The record  exceeding ninety (90) days,
             date may not be more than      before: (i) the date of a
             ninety (90) days before the    shareholders' meeting of FTI
             date of such shareholders'     Funds or any series or class
             meeting.  The By-Laws provide  thereof; (ii) the date of any
             that for purposes of           dividend payment or other
             determining the shareholders   distribution to shareholders;
             entitled to notice of any      (iii) the date for the
             meeting or to vote or          allotment of rights; (iv) the
             entitled to give consent to    date when any change,
             action without a meeting, the conversion or exchange of trustees may fix in advance a shares of any series or class
             record date which may not be   goes into effect; or (v) the
             more than ninety (90) days     last day on which the consent
             nor less than seven (7) days   or dissent of shareholders of
             before the date of any such    any series or class may be
             meeting or action by written   effectively expressed for any
             consent.                       purpose, for the
                                            determination of shareholders
             Pursuant to the By-Laws, if    entitled to notice of, and,
             the board of trustees does     to vote at, any such meeting
             not fix a record date:  (a)    and any adjournment thereof,
             the record date for            or entitled to receive
             determining shareholders       payment of any such dividend
             entitled to notice of, and to or distribution, or to any vote at, a meeting will be at such allotment of rights, or
             the close of business on the   to exercise the rights in
             business day next preceding    respect of any such change,
             the date on which notice is    conversion or exchange of
             given or, if notice is         shares, or to exercise the
             waived, at the close of        right to give such consent or
             business on the business day   dissent.  The trustees may
             next preceding the day of the  set different record dates
             meeting; (b) the record date   for different series or
             for determining shareholders   classes.
             entitled to give consent to
             action in writing without a
             meeting, (i) when no prior
             action by the board of
             trustees has been taken,
             shall be the day on which the
             first written consent is
             given, or (ii) when prior
             action of the board of
             trustees has been taken,
             shall be at the close of
             business on the day on which
             the board of trustees adopts
             the resolution relating to
             such action or the
             seventy-fifth day before the
             date of such other action,
             whichever is later.

             To determine the shareholders
             of any series or class
             entitled to a dividend or any
             other distribution, the
             Declaration authorizes the     The MA Declaration provides
             trustees to fix a record date  that shareholders are
             which shall be before the      entitled to at least fifteen
             date such dividend or          days' notice of any meeting.
             distribution is to be paid.
             Without fixing a record date
             the trustees may, for voting
             and/or distribution purposes,
             close the register or
             transfer books for one or
             more series for all or any
             part of the period between a
             record date and a
             shareholders' meeting or a
             distribution payment.  The
             trustees may set different
             record dates for different
             series or classes.

             The Declaration provides that
             written notice of any
             shareholders' meeting shall
             be provided by the trustees
             by mailing such notice at
             least seven (7) days before
             such meeting to each
             shareholder.   The By-Laws
             further provide that notice
             shall be given not more than
             seventy-five (75) days before
             the date of the meeting.

             QUORUM FOR SHAREHOLDERS'       QUORUM FOR SHAREHOLDERS'
             MEETING                        MEETING
             Under the Declaration, except  The MA Declaration provides
             when a larger quorum is        that, except as otherwise
             required by the Declaration,   provided by law, the presence
             the By-Laws or applicable      in person or by proxy of the
             law, forty percent (40%) of    holders of (i) one-half of
             the shares entitled to vote    the shares of FTI Funds on
             at a shareholders' meeting     all matters requiring the
             shall constitute a quorum at   affirmative "vote of a
             such meeting, When any one or  majority of the outstanding
             more series or classes is to   voting securities" (as
             vote as a single class         defined in the 1940 Act), or
             separate from any other        (ii) one-third of the shares
             shares, forty percent (40%)    of FTI Funds on all other
             of the shares of each such     matters permitted by law, in
             series or class entitled to    each case, entitled to vote
             vote at a shareholders'        without regard to class shall
             meeting of such series or      constitute a quorum at any
             class shall constitute a       shareholders' meeting.  With
             quorum at such series or       respect to any matter which
             class meeting.                 by law requires the separate
                                            approval of one or more
                                            series or classes, the
                                            presence in person or by
                                            proxy of the holders of
                                            one-half or one-third, as set
                                            forth above, of the shares of
                                            each series or class entitled
                                            to vote separately on the
                                            matter shall constitute a
                                            quorum.

             SHAREHOLDER VOTE               SHAREHOLDER VOTE
             Subject to Article III,        The MA Declaration provides
             Section 3.06(D) of the         that subject to applicable
             Declaration relating to        law, the MA Declaration or
             separate voting by series and  the MA By-Laws, a plurality
             classes, when a quorum is      of the votes cast shall elect
             present at any meeting, a      a trustee, and all other
             majority of the shares voted   matters shall be decided by a
             shall decide any questions     majority of the votes cast
             and a plurality shall elect a  and entitled to vote
             trustee, except when a larger  thereon.  However, the MA
             vote is required by any        Declaration further provides
             provision of the Declaration,  that unless otherwise
             the By-Laws or by applicable   required by the 1940 Act, or
             law.                           a court or regulatory body,
                                            or unless the trustees
                                            determine otherwise, trustees
                                            shall be elected by the
                                            trustees, and shareholders
                                            have no right to elect
                                            trustees.

             SHAREHOLDER VOTE ON CERTAIN    SHAREHOLDER VOTE ON CERTAIN
             TRANSACTIONS                   TRANSACTIONS
             To the extent consistent with  The trustees may, by majority
             applicable law, the trustees   action, and with the
             may cause (i) Global Trust to  affirmative "vote of a
             be merged into or              majority of the outstanding
             consolidated with another      voting securities" (as
             trust or company, (ii) the     defined in the 1940 Act) of
             outstanding shares of Global   each series or class entitled
             Trust or any series thereof    to vote as determined by the
             to be converted into           trustees pursuant to the MA
             beneficial interests in        Declaration, sell and convey
             another statutory trust (or    the assets of FTI Funds or
             series thereof) created        any series or class thereof
             pursuant to the Declaration,   to another trust or
             or (iii) the outstanding       corporation.  The trustees
             shares to be exchanged under   may also sell and convert
             or pursuant to any state or    into money all the assets of
             federal statute; provided      FTI Funds or any series or
             that such transaction must be  class thereof without
             authorized by vote of a        shareholder approval, unless
             majority of the outstanding    otherwise required by
             shares of Global Trust, as a   applicable law.
             whole, or any affected
             series, as may be applicable.
             In all respects not governed
             by statute or applicable law,
             the trustees may prescribe
             the procedure necessary or
             appropriate to accomplish a
             sale of assets, merger or
             consolidation, and may create
             one or more separate
             statutory trusts to which all
             or any part of the assets,
             liabilities, profits or        The trustees may, without the
             losses of Global Trust may be  approval of the shareholders
             transferred and may provide    of any series or class,
             for the conversion of shares   unless otherwise required by
             of Global Trust or any series  applicable law, combine the
             thereof into beneficial        assets and liabilities
             interests in such separate     belonging to a single series
             statutory trust or trusts (or  or class with the assets and
             series thereof).               liabilities of one or more
                                            other series or classes.
             The trustees may, without the
             approval of the shareholders
             of any series unless
             otherwise required by
             applicable law, combine the
             assets and liabilities held
             with respect to any two or
             more series into assets and
             liabilities held with respect
             to a single series.

             CUMULATIVE VOTING              CUMULATIVE VOTING
             The Declaration provides that The MA Declaration provides shareholders are not entitled that shareholders are not
             to cumulate their votes in     entitled to accumulate their
             the election of trustees.      votes in the election of
                                            trustees.

             PROXIES                        PROXIES
             Under the Delaware Act,        There is no provision in the
             unless otherwise provided in   Masschusetts Statute addressing
             the governing instrument of a proxy voting by the shareholders DST, on any matter that is to or trustees of an MBT.
             be voted on by the trustees
             or the shareholders, the
             trustees or shareholders (as
             applicable) may vote in
             person or by proxy and such
             proxy may be granted in        The MA Declaration permits shares
             writing, by means of           to be voted in person or by proxy.
             "electronic transmission" (as  A proxy with respect to shares
             defined in the Delaware Act)   held in thename of two or more
             or as otherwise permitted by   persons may be executed by any one
             applicable law.                of them unless at or prior to
                                            the exercise of the proxy FTI Funds
                                            receives a specific written notice
                                            to the contrary from any one of
             The Declaration permits        them.  A proxy purporting to
             shares to be voted in person   be executed by or on behalf
             or by proxy.  A proxy with     of a shareholder will be  deemed
             respect to shares held in the  valid unless challenged at or prior
             name of two or more persons    to its exercise and the burden of
             may be executed by any one of  proving invalidity rests on
             them unless at or prior to     the challenger.  Unless
             the exercise of the proxy      otherwise specified in the
             Global Trust receives a        proxy, the proxy will apply
             specific written notice to     to all shares of FTI Funds
             the contrary from any one of   (or each series or class)
             them.  A proxy purporting to   owned by the shareholder. A
             be executed by or on behalf    proxy may be in written,
             of a shareholder will be       telephonic or electronic
             deemed valid unless            form, including facsimile,
             challenged at or prior to its  and all such forms will be
             exercise, and the burden of    valid when in conformance
             proving invalidity will rest   with procedures established
             on the challenger.             and implemented by the
                                            officers of FTI Funds.


             The By-Laws provide that a
             proxy is deemed signed if the
             shareholder's name is placed   The MA By-Laws state that
             on the proxy (by manual        every written proxy must be
             signature, typewriting,        subscribed by the shareholder
             telegraphic transmission or    or his duly authorized
             otherwise) by the shareholder  attorney and dated, but need
             or the shareholder's           not be sealed, witnessed or
             attorney-in-fact. A validly    acknowledged.  All proxies
             executed proxy that does not   must be filed with and
             state that it is irrevocable   verified by the secretary or
             will continue in full force    an assistant secretary of FTI
             and effect unless:  (i) the    Funds or, the person acting
             person who executed the proxy as secretary of the delivers a written revocation shareholder meeting.
             to Global Trust before the
             vote pursuant to that proxy;
             (ii) revoked by a subsequent
             proxy executed by or the
             attendance at the meeting and
             voting in person by the
             person who executed that
             proxy; or (iii) written
             notice of the death or
             incapacity of the maker of
             that proxy is received by
             Global Trust before the vote
             pursuant to that proxy is
             counted.  Unless a proxy
             provides otherwise, it is not
             valid for more than eleven
             (11) months from its date. In
             addition, the revocability of
             a proxy that states on its
             face that it is irrevocable
             is governed by the provisions
             of the General Corporation
             Law of the State of
             California.


             ACTION BY WRITTEN CONSENT      ACTION BY WRITTEN CONSENT
             Under the Delaware Act,        There is no provision in the
             unless otherwise provided in   Massachusetts Statute
             the governing instrument of a addressing actions by written DST, on any matter that is to consent.
             be voted on by the trustees
             or the shareholders, such
             action may be taken without a
             meeting, without prior notice
             and without a vote if a
             written consent(s), setting
             forth the action taken, is
             signed by the trustees or
             shareholders (as applicable)
             having the minimum number of
             votes that would be necessary
             to take such action at a
             meeting at which all trustees
             or interests in the DST (as
             applicable) entitled to vote
             on such action were present
             and voted.  Unless otherwise
             provided in the governing
             instrument, a consent          The MA Declaration and MA
             transmitted by "electronic     By-Laws provide that, subject
             transmission" (as defined in   to applicable law, any action
             the Delaware Act) by a         taken by the shareholders may
             trustee or shareholder (as     be taken without a meeting if
             applicable) or by a person     a majority of the
             authorized to act for a        shareholders entitled to vote
             trustee or shareholder (as     on the matter (or such larger
             applicable) will be deemed to  proportion thereof as may be
             be written and signed for      required by law, the MA
             this purpose.                  Declaration or the MA
                                            By-Laws) consent to the
             The Declaration provides that action in writing and such any shareholder action may be consent is filed with the
             taken without a meeting if     records of FTI Funds.
             shareholders holding a
             majority of the shares
             entitled to vote on the
             matter (or such larger
             proportion thereof as may be
             required by any express
             provision of the Declaration
             or by the By-Laws) and
             holding a majority (or such
             larger proportion as
             aforesaid) of the shares of
             any series (or class)
             entitled to vote separately    Under the MA By-Laws, any
             on the matter consent to the   action required or permitted
             action in writing.  The        to be taken at any meeting of
             By-Laws authorize actions by   the trustees may be taken
             written consent without prior  without a meeting if consents
             notice.                        in writing setting forth such
                                            action are signed by all
             Under the By-Laws, if the      members of the board and such
             consents of all shareholders   consents are filed with the
             entitled to vote have not      records of FTI Funds.  In the
             been solicited in writing and  event of the death, removal,
             if the unanimous written       resignation or incapacity of
             consent of all such            any board member prior to
             shareholders has not been      that trustee signing such
             received, prompt notice of     consent, the remaining board
             the action approved by the     members may re-constitute
             shareholders without a         themselves as the entire
             meeting must be given in the   board until such time as the
             manner set forth in the        vacancy is filled in order to
             By-Laws.                       fulfill the requirement that
                                            such consents be signed by
             The Declaration provides that  all members of the board.
             any action required or
             permitted to be taken at any
             meeting of the board of
             trustees may be taken without
             a meeting if all members of
             the board of trustees consent
             in writing to that action,
             and the writings are filed
             with the minutes of the
             proceedings of the board of
             trustees.


REMOVAL OF   The governing instrument of a  The governing instrument of
TRUSTEES     DST may contain any provision  an MBT may contain any
             relating to the removal of     provision relating to the
             trustees; provided however,    removal of trustees;
             that there shall at all times  provided, however, that there
             be at least one trustee of     shall at all times be at
             the DST.                       least one trustee of the MBT.

             Under the Declaration, any     The MA Declaration provides
             trustee may be removed (i)     that any trustee may be
             with or without cause, by      removed at any time by
             action of a majority of the    two-thirds of the number of
             then trustees or (ii) by a     trustees prior to such
             vote of two-thirds of the      removal or by a vote of
             outstanding shares of Global   two-thirds of the outstanding
             Trust.  a shareholders'        shares at any special meeting
             meeting for the purpose of     of shareholders.
             removing trustees may be
             called (i) by the trustees or
             (ii) upon the demand of
             shareholders owning 10% or
             more of the shares of Global
             Trust.

VACANCIES    The Declaration and By-Laws    Under the MA Declaration,
ON BOARD OF  provide that a majority of     vacancies in the board of
TRUSTEES     the then trustees may fill     trustees shall be filled by
             vacancies on the board of      the remaining trustees.  An
             trustees unless the board of   appointment of a trustee may
             trustees calls a               be made by the trustees then
             shareholders' meeting for the  in office in anticipation of
             purpose of electing            a vacancy to occur, provided
             trustees.  A shareholders'     that said appointment shall
             meeting will be called to      become effective only at or
             elect trustees (i) if less     after the effective date of
             than a majority of the         said vacancy.  No vacancy
             trustees holding office at     which reduces the number of
             such time were elected by the  trustees below three (3)
             holders of the outstanding     shall remain unfilled for a
             voting securities of Global    period longer than six (6)
             Trust or (ii) if required by   calendar months.
             the 1940 Act.  In addition,
             for so long as Global Trust
             participates in, or has in
             effect, a plan under which it
             may be deemed to bear
             expenses of distributing its
             shares as that practice is
             described in Rule 12b-1 under
             the 1940 Act, then the
             selection and nomination of
             the trustees who are not
             interested persons of Global
             Trust (as that term is
             defined in the 1940 Act) will
             be committed to the
             discretion of such
             disinterested trustees.

             Pursuant to the Declaration,
             in the event of the death,
             declination, resignation,
             retirement, removal or
             incapacity of all of the
             trustees, the investment
             manager(s) of Global Trust
             are empowered to appoint new
             trustees subject to the
             provisions of the 1940 Act.

LIMITATION   The Delaware Act explicitly    The Massachusetts Statute
ON           authorizes limitation on       does not contain statutory
INTERSERIES  interseries liability so that  provisions addressing series
LIABILITY    the debts, liabilities,        or class liability with
             obligations and expenses       respect to a multiple series
             incurred, contracted for or    or class investment company.
             otherwise existing with        Therefore, unless otherwise
             respect to a particular        provided in the declaration
             series of a multiple series    of trust for an MBT, the
             DST will be enforceable only   debts, liabilities,
             against the assets of such     obligations and expenses
             series, and not against the    incurred, contracted for or
             general assets of the DST or   otherwise existing with
             any other series, and unless   respect to a particular
             otherwise provided in the      series or class may be
             governing instrument of the    enforceable against the
             DST, none of the debts,        assets of the business trust
             liabilities, obligations and   generally.
             expenses incurred, contracted
             for or otherwise existing
             with respect to the DST
             generally or any other series
             thereof will be enforceable
             against the assets of such
             series.  This protection will
             be afforded if:  (i) the DST
             separately maintains the
             records and the assets of
             such series; (ii) notice of    The MA Declaration provides
             the limitation on liabilities  that the assets of each
             of the series is set forth in  series or class shall be
             the certificate of trust; and  charged with the liabilities
             (iii) the governing            of each such series or
             instrument so provides.        class.  It also states that
                                            third parties extending
             The Declaration and            credit to, contracting with
             certificate of trust of        or having any claim against
             Global Trust provide for       FTI Funds or a particular
             limitation on interseries      series or class thereof shall
             liability.                     look only to the assets of
                                            FTI Funds, or to the assets
                                            of such series or class, as
                                            appropriate, for payment.
                                            Although these provisions
                                            serve to put third parties on
                                            notice, since there is no
                                            support in the Massachusetts
                                            Statute to limit liability,
                                            there remains the possibility
                                            that a court may not uphold
                                            the limitations set forth in
                                            the MA Declaration.

SHAREHOLDER  Under the Delaware Act,        The Massachusetts Statute
LIABILITY    except to the extent           does not expressly limit the
             otherwise provided in the      liability of the beneficial
             governing instrument of a      owners of a business trust.
             DST, shareholders of a DST     Therefore, the owners of an
             are entitled to the same       MBT could potentially be
             limitation of personal         liable for obligations of the
             liability extended to          MBT, notwithstanding an
             shareholders of a private      express provision in the
             corporation organized for      governing instrument stating
             profit under the General       that the beneficial owners
             Corporation Law of the State   are not personally liable in
             of Delaware.                   connection with MBT property
                                            or the acts, obligations or
                                            affairs of the MBT.


             Under the Declaration,         Pursuant to the MA
             neither Global Trust, nor      Declaration, the trustees,
             any of its trustees, officers, officers, employees or agents
             employees or agents, shall     of FTI Funds shall have no
             have the power to personally   power to bind any shareholder
             bind any shareholder or call   of any series or class
             upon any shareholder for any   personally or to call upon
             payment or assessment other    such shareholder for any
             than as such shareholder may   payment or assessment other
             personally agree to pay.       than as such shareholder may
             However, the trustees may      at any time agree to pay.  No
             cause each shareholder of      shareholder of any series or
             Global Trust or of any         class shall be liable solely
             particular series, to pay, in  by reason of being a
             advance or arrears, for        shareholder, for any
             charges of Global Trust's      liability or obligation of
             custodian or transfer,         FTI Funds or any series or
             shareholder servicing or       class thereof.
             similar agent. Additionally,
             the trustees may impose a
             sales charge upon investments
             in Global Trust.

TRUSTEE      Subject to the provisions in   The Massachusetts Statute
LIABILITY    the governing instrument, the  does not contain an express
             Delaware Act provides that a   provision limiting the
             trustee or any other person    liability of the trustees of
             managing the DST, when acting  an MBT.  The trustees of an in such capacity, will not be  MBT could potentially be held
             personally liable to any       personally liable for the
             person other than the DST or   obligations of the MBT.
             a shareholder of the DST for
             any act, omission or
             obligation of the DST or any
             trustee. To the extent that
             at law or in equity, a
             trustee has duties (including
             fiduciary duties) and
             liabilities to the DST and
             its shareholders, such duties  The MA Declaration provides
             and liabilities may be         that no trustee, officer,
             expanded or restricted by the  employee or agent of FTI
             governing instrument.          Funds has the power to bind
                                            personally any other trustee,
             The Declaration provides that  officer, employee or agent of
             every note, bond, contract,    FTI Funds.  Each trustee,
             certificate or undertaking     officer, employee or agent of
             and every other act or thing   FTI Funds, in taking or
             whatsoever issued, executed    omitting any actions on
             or done by or on behalf of     behalf of FTI Funds, is
             Global Trust or the trustees   deemed to be acting in his
             in connection with Global      respective capacity as
             Trust shall be conclusively    trustee, officer, employee or
             deemed to have been done only  agent of FTI Funds and not in
             in such person's capacity as   his own individual capacity.
             trustee, and such trustee      However, a trustee or officer
             shall not be personally        will be liable for his own
             liable thereon.  The trustees  Disqualifying Conduct, but
             shall not be liable for any    for nothing else.  Subject to
             neglect or wrongdoing of any   the preceding sentence,
             officer, agent, employee,      trustees will not be liable
             manager or principal           for errors of judgment or
             underwriter of Global Trust    mistakes of fact or law.
             and to any shareholder
             solely for such trustee's
             own willful misfeasance,
             bad faith, gross negligence
             or reckless disregard of
             the duties involved in the
             conduct of such trustee's
             office (such conduct referred
             to as "Disqualifying Conduct"),
             and shall not be liable for
             errors of jusgment or mistakes
             of fact or law.


INDEMNIFICA- Subject to such standards and   Although the Massachusetts
TION         restrictions contained in the   Statute is silent as to the
             governing instrument of a       indemnification of trustees,
             DST, the Delaware Act           officers and shareholders,
             authorizes a DST to indemnify   indemnification is expressly
             and hold harmless any           provided for in the MA
             trustee, shareholder or other   Declaration.
             person from and against any
             and all claims and demands.

             SHAREHOLDER INDEMNIFICATION
             If any shareholder or former    SHAREHOLDER INDEMNIFICATION
             shareholder is exposed to       A shareholder or former
             liability by reason of a        shareholder of any series or
             claim or demand relating to     class will be indemnified for
             his or her status or former     any liability and the costs
             status as a shareholder, and    of any litigation or other
             not because of his or her       proceedings resulting in such
             acts or omissions, the          liability if such shareholder
             shareholder or former           or former shareholder is,
             shareholder (or his or her      contrary to the MA
             heirs, executors,               Declaration, held personally
             administrators, or other        liable.
             legal representatives or in
             the case of a corporation or
             other entity, its corporate
             or other general successor)
             will be entitled to
             indemnification by Global
             Trust against all loss and
             expense arising from such
             claim or demand.

             TRUSTEE INDEMNIFICATION        INDEMNIFICATION OF TRUSTEES,
             Pursuant to the Declaration,   OFFICERS AND OTHER PERSONS
             Global Trust will indemnify    FTI Funds will indemnify each
             any trustee from and against   of its trustees and officers
             any and all claims and         (including persons who serve
             demands related to such        at FTI Funds' request as
             trustee's performance of his   directors, officers or
             or her duties as trustee.      trustees of another
             However, no trustee shall be   organization in which FTI
             indemnified for any liability  Funds has an interest as a
             to Global Trust or any         shareholder, creditor or
             shareholder to which such      otherwise), their heirs,
             trustee would otherwise be     executors and administrators
             subject by reason of willful   (referred to as a "Covered
             misfeasance, bad faith, gross  Person") against all
             negligence or reckless         liabilities and expenses of
             disregard of the duties        any Covered Person in
             involved in the conduct of     connection with the defense
             such trustee's office.         or disposition of any action,
                                            suit or other proceeding, and
                                            any appeal therefrom, before
             INDEMNIFICATION OF AGENTS AND  any court or other body in
             OTHER PERSONS                  which such Covered Person may
             Pursuant to the By-Laws,       be or may have been a party
             Global Trust will indemnify    or otherwise or with which
             any person who is or was a     such person may be or may
             trustee, officer, employee or  have been threatened, while
             other agent of Global Trust    in office or thereafter, by
             or is or was serving at the    reason of being or having
             request of Global Trust in     been a Covered Person.
             certain capacities for other   However, no Covered Person
             entities (an "Agent") who was  will be indemnified against
             or is a party or is            any liability to FTI Funds or
             threatened to be made a party  its shareholders to which
             to any proceeding (other than  such Covered Person would
             an action by or in the right   otherwise be subject by
             of Global Trust) by reason of  reason of such Covered
             such Agent's capacity,         Person's Disqualifying
             against attorneys' fees and    Conduct.
             other expenses, judgments,
             fines, settlements and other
             amounts incurred in
             connection with such
             proceeding including expenses
             of establishing a right to
             indemnification
             ("Expenses"),  if such Agent
             acted in good faith and in a
             manner that such Agent
             reasonably believed to be in
             the best interests of Global
             Trust or in the case of a
             criminal proceeding, had no
             reasonable cause to believe
             such Agent's conduct was
             unlawful.

             The By-Laws also provide that
             Global Trust will indemnify
             any Agent who was or is a
             party or is threatened to be
             made a party to any action by
             or in the right of Global
             Trust by reason of such
             Agent's capacity, against
             Expenses actually and
             reasonably  incurred by the
             Agent in connection with the   INDEMNIFICATION WITHOUT
             defense or settlement of that  ADJUDICATION
             action if such Agent acted in  As to any matter disposed of
             good faith, in a manner such   (whether by a compromise
             Agent believed to be in the    payment, pursuant to a
             best interests of Global       consent decree or otherwise)
             Trust and with such care,      without an adjudication on
             including reasonable inquiry,  the merits by a court or any
             as an ordinarily prudent       other body that such Covered
             person in a like position      Person is liable to FTI Funds
             would use under similar        or its shareholders for such
             circumstances.                 Covered Person's
                                            Disqualifying Conduct,
                                            indemnification will be
             INDEMNIFICATION WITHOUT        provided if (a) it is
             ADJUDICATION                   approved as in the best
             However, under the By-Laws     interest of FTI Funds by a
             there is no right to           majority of non-party
             indemnification in respect of  trustees who are not
             any claim, issue, or matter    interested persons of FTI
             as to which an Agent is        Funds (provided that a
             adjudged to be liable on the   majority of such trustees
             basis that personal benefit    then in office act on the
             was received by such Agent,    matter), upon a determination
             or for any liability arising   that such Covered Person is
             from the Agent's               not liable to FTI Funds or
             Disqualifying Conduct. Nor is  its shareholders by reason of
             there any right to             Disqualifying Conduct, or (b)
             indemnification for            there has been obtained a
             settlement payments, with or   written opinion of
             without court approval, or of  independent legal counsel
             expenses incurred in           that such indemnification
             defending a settled action,    would not protect such
             unless a determination is      Covered Person against any
             made that indemnification is   liability to FTI Funds to
             proper by (a) a majority vote  which such Covered Person
             of a quorum of trustees not    would otherwise be subject by
             party to the proceeding and    reason of Disqualifying
             not interested persons of      Conduct.
             Global Trust (as defined in
             the 1940 Act); or (b) a
             written opinion of             INDEMNIFICATION WITH
             independent legal counsel.     ADJUDICATION
                                            Any such approval will not
                                            prevent the recovery from any
                                            Covered Person of any
                                            indemnification so paid if
                                            such Covered Person is
                                            subsequently adjudicated by a
                                            court of competent
                                            jurisdiction to be liable to
                                            FTI Funds or its shareholders
                                            by reason of Disqualifying
                                            Conduct.
             INDEMNIFICATION WITH
             ADJUDICATION                   These provisions do not
             The By-Laws further provide    affect any right to
             that to the extent that an     indemnification to which such
             Agent has been successful on   Covered Persons and FTI
             the merits in defense of a     Funds' personnel or other
             proceeding or any claim,       persons may otherwise be
             issue or matter therein,       entitled.
             before a court or other body,
             the Agent will be indemnified
             against expenses incurred in
             connection therewith,
             provided that the board of
             trustees, including a
             majority who are
             disinterested, non-party
             trustees, also determines
             that the Agent was not liable
             by reason of Disqualifying
             Conduct.


             However, the By-Laws state
             that except as provided in
             the preceding paragraph,
             Global Trust will only
             indemnify an Agent if a
             determination is made that
             indemnification is proper by
             (a) a majority vote of a
             quorum of trustees not party
             to the proceeding and not
             interested persons of Global
             Trust (as defined in the 1940
             Act); or (b) a written
             opinion of independent legal
             counsel.                       ADVANCEMENT OF EXPENSES
                                            Expenses, including counsel
                                            fees incurred by any such
             The By-Laws do not authorize   Covered Person (but excluding
             any indemnification or         amounts paid in satisfaction
             advance, except as provided    of judgments, in compromise
             in the preceding two           or as fines or penalties),
             paragraphs where it appears    may be paid from time to time
             (a) that it would be           by FTI Funds in advance of
             inconsistent with the          the final disposition of any
             Declaration, a shareholders'   such action, suit or
             resolution, or an agreement    proceeding upon receipt of an
             in effect at the time of       undertaking by or on behalf
             accrual of the alleged cause   of such Covered Person to
             of action asserted in the      repay the amount of the
             proceeding in which the        advance if it is ultimately
             expenses were incurred or      determined that
             payment made; or (b) that it   indemnification is not
             would be inconsistent with     authorized, provided: (i) the
             any condition expressly        Covered Person provides
             imposed by a court in          security for his undertaking;
             approving a settlement.        (ii) the Trust is insured
                                            against losses arising from
             ADVANCEMENT OF EXPENSES        such Covered Person's failure
             Under the By-Laws, expenses    to fulfill his undertaking;
             incurred by an Agent in        or (iii) a majority of the
             defending any proceeding may   non-party trustees who are
             be advanced by Global Trust    not interested persons of FTI
             before the final disposition   Funds (provided that a
             of the proceeding on receipt   majority of such trustees
             of an undertaking by or on     then in office act on the
             behalf of the Agent to repay   matter), or independent legal
             the amount of the advance      counsel in a written opinion,
             unless it is ultimately        determine that there is
             determined that the Agent is   reason to believe such
             entitled to indemnification    Covered Person ultimately
             by Global Trust, provided the  will be entitled to
             Agent provides security for    indemnification.
             his or her undertaking, or a
             majority of a quorum of the
             disinterested, non-party       NOTE that the 1933 Act, in
             trustees, or an independent    the opinion of the SEC, and
             legal counsel in a written     the 1940 Act also limit the
             opinion, determine that there ability of FTI Funds to is reason to believe that the indemnify such persons.
             Agent ultimately will be
             found entitled to
             indemnification.

             The indemnification
             provisions contained in the
             By-Laws are subject to the
             indemnification provisions
             set forth in the Declaration.



             NOTE that the Securities Act
             of 1933, as amended (the
             "1933 Act"), in the opinion
             of the SEC, and the 1940 Act
             also limit the ability of
             Global Trust to indemnify an
             Agent.



INSURANCE    The Delaware Act is silent as  There is no provision in the
             to the right of a DST to       Massachusetts Statute
             purchase insurance on behalf   relating to insurance.
             of its trustees or other
             persons.
                                            The MA Declaration, to the
             However, as the policy of the  extent not restricted by the
             Delaware Act is to give        1933 Act and 1940 Act,
             maximum effect to the          authorizes the trustees to
             principle of freedom of        purchase insurance of any
             contract and to the            kind, including, without
             enforceability of governing    limitation, insurance on
             instruments, the Declaration,  behalf of any person who is
             to the extent not restricted   or was a trustee, officer,
             by the 1933 Act and 1940 Act,  employee or agent of FTI
             provides the trustees with     Funds, or is or was serving
             authority to purchase with     at the request of FTI Funds
             Global Trust assets such       as a trustee, director,
             insurance as they deem         officer, agent or employee of
             appropriate for the conduct    another corporation,
             of the business, including,    partnership, joint venture,
             without limitation, insurance  trust or other enterprise,
             policies insuring the assets   against any liability
             of Global Trust or payment of  asserted against such person
             distributions and principal    or incurred by such person in
             on its portfolio investments,  any such capacity or arising
             and insurance policies         out of such person's status
             insuring shareholders,         as such; provided however,
             employees, agents, investment  that with respect to
             advisers or independent        trustees, officers,
             contractors of Global Trust    "controlling persons" (as
             who are not "controlling       defined in the 1933 Act) and
             persons" (as defined in the    certain underwriters, FTI
             1933 Act), individually        Funds may purchase insurance
             against all claims and         insuring such persons against
             liabilities of every nature    such liability only to the
             arising by reason of holding   extent that FTI Funds would
             shares, holding or having      have the power to indemnify
             held any such office or        such person against that
             position, or by reason of any  liability.
             action alleged to have been
             taken or omitted by any such
             person as employee, agent,
             investment adviser  or
             independent contractor,
             including any action taken or
             omitted that may be
             determined to constitute
             negligence, whether or not
             Global Trust would have the
             power to indemnify such
             person against liability.

             In addition, under the
             Declaration, to the extent
             not restricted by the 1933
             Act and 1940 Act, the
             trustees are authorized to
             purchase with Global Trust
             assets insurance policies
             insuring the trustees,
             officers, "controlling
             persons" (as defined in the
             1933 Act, including, if any,
             certain shareholders,
             employees, agents, investment
             advisers and independent
             contractors) and principal
             underwriters of Global Trust,
             individually against all
             claims and liabilities of
             every nature arising by
             reason of holding shares,
             holding or having held any
             such office or position, or
             by reason of any action
             alleged to have been taken or
             omitted by any such person as
             principal underwriter.
             Global Trust is restricted
             from providing insurance to
             the foregoing persons to the
             same extent as it is
             restricted from indemnifying
             them.

             With respect to any Agent not
             covered by the preceding
             paragraphs ("Other Agent"),
             the By-Laws permit the board
             of trustees to cause Global
             Trust to purchase insurance
             on behalf of any such Other
             Agent against any liability
             asserted against or incurred
             by the Other Agent in such
             capacity or arising out of
             the Other Agent's status as
             such, but only to the extent
             that Global Trust would have
             the power to indemnify such
             Other Agent against that
             liability.

SHAREHOLDER  Under the Delaware Act,        There is no provision in the
RIGHT OF     except to the extent           Massachusetts Statute
INSPECTION   otherwise provided in the      relating to shareholder
             governing instrument and       inspection rights.
             subject to reasonable
             standards established by the
             trustees, each shareholder
             has the right, upon
             reasonable demand for any
             purpose reasonably related to
             the shareholder's interest as
             a shareholder, to obtain from
             the DST certain information    The MA Declaration provides
             regarding the governance and   that FTI Funds shall keep at
             affairs of the DST.            its office the MA Declaration
                                            where it may be inspected by
             The Declaration provides that  any shareholder.  The MA
             Global Trust will keep at its  By-Laws provide that the
             office the declaration where   trustees shall determine
             it may be inspected by any     whether and to what extent,
             shareholder.  The By-Laws      and at what times and places,
             provide that Global Trust      and under what conditions and
             will keep at its principal     regulations the accounts and
             executive office the By-Laws   books of FTI Funds maintained
             which may be inspected by the  On behalf of each series and
             shareholders at all            class shall be open for
             reasonable times during        inspection by any shareholder
             office hours.                  of any series or class.  No
                                            shareholder has the right to
             In addition, the accounting    inspect any account or book
             books, records and minutes of  or document of FTI Funds
             proceedings of the             except: (i) to the extent
             shareholders and board of      such account or book or
             trustees (and any committees   document relates to the
             thereof) will be kept at the   series or class in which such
             place(s) designated by the     person is a shareholder or
             board of trustees or the       fti funds generally, (ii) as
             principal executive office of  conferred by law or (iii)
             Global Trust.  Such            authorized by the trustees or
             accounting books, records and  by resolution of the
             minutes will be open to        shareholders of the relevant
             inspection upon the written    series or class.
             demand of any shareholder or
             holder of a voting trust
             certificate at any reasonable
             time during usual business
             hours for a purpose
             reasonably related to the
             holder's interest as a
             shareholder or holder of a
             voting trust certificate. The
             inspection may be made in
             person or by an agent or
             attorney and includes the
             right to copy and make
             extracts.  Further, certain
             financial statements, income
             statements and balance sheets
             prepared by Global Trust will
             be kept on file at its
             principal executive office
             for a twelve (12) month
             period and each such
             statement will be exhibited
             at all reasonable times to
             any shareholder demanding an
             examination or a copy will be
             mailed to any such
             shareholder.  Finally, the
             share register will be kept
             at the principal executive
             office or at the office of
             Global Trust's transfer agent
             or registrar.

DERIVATIVE   Under the Delaware Act, a      There is no provision under
ACTIONS      shareholder may bring a        the Massachusetts Statute
             derivative action if trustees  regarding derivative
             with authority to do so have   actions.
             refused to bring the action
             or if a demand upon the
             trustees to bring the action
             is not likely to succeed. A
             shareholder may bring a
             derivative action only if the
             shareholder is a shareholder
             at the time the action is
             brought and: (i) was a
             shareholder at the time of
             the transaction complained
             about or (ii) acquired the
             status of shareholder by
             operation of law or pursuant
             to the governing instrument
             from a person who was a        The MA Declaration states
             shareholder at the time of     that a shareholder may not
             the transaction. A             bring an action on behalf of
             shareholder's right to bring   FTI Funds unless a prior
             a derivative action may be     demand regarding such matter
             subject to such additional     has been made on the trustees
             standards and restrictions,    of FTI Funds.
             if any, as are set forth in
             the governing instrument.

             The Declaration and By-Laws
             do not have any provisions
             specifically regarding
             derivative actions.

MANAGEMENT   Global Trust is an open-end    FTI Funds is an open-end
INVESTMENT   management investment company  management investment company
COMPANY      under the 1940 Act (I.E., a    under the 1940 Act (i.e., a
CLASSIFICA-  management investment company  management investment company
TION         whose securities are           whose securities are
             redeemable).                   redeemable).





















JUNE 19, 2003

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

Franklin Global Trust







                                          [FRANKLIN TEMPLETON LOGO]








-------------------------------------------------------------------
Fund shares are NOT deposits or other obligations of, or endorsed or guaranteed by any bank. Fund shares are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------

CONTENTS


THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #]      Fiduciary Large Capitalization Growth and
                      Income Fund
[insert page #]      Fiduciary Small Capitalization Equity Fund
[insert page #]      Fiduciary European Smaller Companies Fund
[insert page #]      More Information on Investment Policies,
                      Practices and Risks
[insert page #]      Management
[insert page #]      Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #]      Qualified Investors
[insert page #]      Buying Shares
[insert page #]      Investor Services
[insert page #]      Selling Shares
[insert page #]      Account Policies
[insert page #]      Questions

FOR MORE INFORMATION

[Begin callout]
Where to learn more about each Fund
[End callout]

Back Cover


-------------------------------------------------------------------
Fund shares are NOT deposits or other obligations of, or endorsed or guaranteed by any bank. Fund shares are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
(LARGE CAPITALIZATION FUND)

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's goal is long-term growth of principal and income.

MAIN INVESTMENT STRATEGY Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of large capitalization companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy.

The Fund invests mainly in dividend-paying equity securities that the manager believes will approximate the dividend yield of the companies that comprise the Standard & Poor's 500 Composite Stock Price Index (S&P(R) 500), while attempting to keep taxable capital gains distributions relatively low. The manager focuses on a company's securities' dividend paying prospects in an effort to generate income. For this Fund, large capitalization companies are companies with market capitalizations (the total value of a company's outstanding stock) of more than $5 billion at the time of purchase. The Fund may invest up to 10% of its net assets in equity securities of foreign companies that meet the criteria applicable to U.S. securities.

A TAX-SENSITIVE APPROACH TO INVESTING In pursuing its goal, the Fund will be managed in an attempt to keep its distributions of capital gains relatively low. For example, it will generally buy securities that it intends to hold for a number of years and avoid short-term trading. In deciding which securities to sell, the manager will consider their capital gain or loss situation, and may attempt to offset capital gains by timing its sales of securities that have gone down in value. Also, the manager will consider selling any security that has not met growth expectations, in which case the capital gain, if any, would be relatively small. Successful application of this strategy may result in shareholders incurring relatively larger amounts of capital gains when they ultimately sell their shares.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a blend of growth and value strategies. The manager uses a "top-down" analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in its comparative index) and industries combined with a "bottom-up" analysis of individual securities. In selecting investments for the Fund, the manager looks for companies it believes are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. The basic financial and operating strength and quality of a company and company management are also considered.

[Insert graphic of chart with line going up and down] MAIN RISKS

STOCKS The value of equity securities in the Fund's portfolio will rise and fall dramatically. There is no assurance that these fluctuations would not be a sustained trend. These price movements may result from factors affecting individual companies, industries or securities markets, and the Fund's share price may decline.

SECTOR RISKS Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Although the manager does not expect to concentrate the Fund's investments in any one sector or industry, it may allocate more of the Fund's portfolio holdings to a particular sector. In such case, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

BLEND-STYLE INVESTING A "blend" strategy results in investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. However, if other investors fail to recognize the company's value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline even further. By combining both styles, the manager seeks to diversify the risks and lower the volatility, but there is no assurance this strategy will have that result.


FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks, particularly changes in currency exchange rates, that can increase the potential for losses in the Fund.

Please also see "More Information on Investment Policies,
Practices and Risks" on page 14.

[Insert graphic of a bull and a bear] PERFORMANCE
                                      ------------

Because this Fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------

Maximum sales charge (load) imposed on purchases         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)/(1),(2)

-------------------------------------------------------------------

Management fees                                           0.75%
Distribution and service (12b-1) fees/(3)                 None
Other expenses (including administration fees)            0.35%
                                                          -------
Total annual Fund operating expenses                      1.10%
                                                          =======

1. The management fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
2. For the period ending November 30, 2003, the manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total Fund annual operating expenses do not exceed 1.03%. After November 30, 2003, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees (Board).
3. The Board has approved a rule 12b-1 plan providing for payment of distribution fees of up to 0.25% per year of the Fund's average net assets. The Fund, however, has no current intention to use the plan.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o The Fund's operating expenses are BEFORE WAIVER and remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR       3 YEARS
        ----------------------------
             $112          $350

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
(SMALL CAPITALIZATION EQUITY FUND)

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's goal is to provide growth of principal.

MAIN INVESTMENT STRATEGY Under normal market conditions, the Fund will invest at least 80% of its net assets in marketable equity and equity-related securities of small capitalization companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy.

To seek its goal, the Fund invests in the common stocks of small cap companies that the manager believes are undervalued in the marketplace or have earnings that might be expected to grow faster than the U.S. economy in general. For this Fund, small capitalization companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $1.5 billion at the time of purchase. The Fund also may invest up to 10% of its net assets in foreign securities traded publicly in the U. S.

PORTFOLIO SELECTION The manager invests with a growth bias. As a "bottom-up" investor focusing primarily on individual securities, the manager typically seeks stocks of companies with strong franchises and companies that have high barriers of entry to competitors, strong balance sheets and cash flows. Such companies typically possess a relatively high rate of return on invested capital so that future growth can be internally financed. They may offer the potential for accelerating earnings growth because they offer an opportunity to participate in new products, services and technologies.

[Insert graphic of chart with line going up and down] MAIN RISKS

STOCKS The value of equity securities in the Fund's portfolio will rise and fall dramatically. There is no assurance that these fluctuations would not be a sustained trend. These price movements may result from factors affecting individual companies, industries or securities markets, and the Fund's share price may decline.

GROWTH INVESTING Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SMALLER COMPANIES Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Although the manager does not expect to concentrate the Fund's investments in any one industry, it may allocate more of the Fund's portfolio holdings to a particular sector. In such case, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks, particularly changes in currency exchange rates, that can increase the potential for losses in the Fund.


Please also see "More Information on Investment Policies,
Practices and Risks" on page 14.

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

Because this Fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)/(1),(2)

-------------------------------------------------------------------

Management fees                                         1.00%
Distribution and service (12b-1) fees(3)                None
Other expenses (including administration fees)          0.34%
                                                        ---------
Total annual Fund operating expenses                    1.34%
                                                        =========

1. The management fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
2. For the period ending November 30, 2003, the manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total Fund annual operating expenses do not exceed 1.30%. After November 30, 2003, the manager and administrator may end this arrangement at any time upon notice to the Board.
3. The Board has approved a rule 12b-1 plan providing for payment of distribution fees of up to 0.25% per year of the Fund's average net assets. The Fund, however, has no current intention to use the plan.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year;
o The Fund's operating expenses are BEFORE WAIVER and remain the same; and
o     You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR          3 YEARS
    ---------------------------------
         $136            $425

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND
(EUROPEAN SMALLER COMPANIES FUND)

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's goal is long-term growth of principal. The Fund's investment goal (or objective) may be changed by the Fund's Board of Trustees (Board) without shareholder approval.

MAIN INVESTMENT STRATEGY Under normal market conditions, the Fund will invest at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller European companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy.

For this Fund, smaller European companies are companies with market capitalizations (the total market value of a company's outstanding stock) between $100 million and $5 billion or the equivalent in local currencies, at the time of purchase. The Fund considers European companies to be those organized under the laws of a country in Europe or having a principal office in a country in Europe, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter in Europe. The Fund will generally invest in securities listed or traded on recognized international markets in any of the following European countries: Austria, Belgium, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Italy, Ireland, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom.

The benchmark of the Fund is the HSBC Smaller European Companies Index. This index is composed of about 1,500 companies in Europe that have market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly. All of the above countries in which the Fund may invest are presently included in the index except the Czech Republic, Hungary, Luxembourg, Poland and Turkey. At the time of purchase, no single issuer will account for more than 5% of the total portfolio.

PORTFOLIO SELECTION   The manager will use a disciplined
investment focus, based on fundamental analysis and valuation, in selecting securities based on their perceived potential for growth and companies with sustainable operating margins and strong balance sheets.

The manager has identified an "emerging company" phenomenon in Europe, as new securities listings have increased the depth and breadth of the European equity markets. Many interesting and well-established smaller companies, previously in the private sector, are now accessible to investors and are still relatively undiscovered. The euro currency zone created by the European Economic and Monetary Unit (EEMU) has also facilitated a move away from top down country allocation to sector and stock selection as the major factor in identifying securities that may have above average returns.

As a bottom up investor focusing primarily on individual securities, the Fund may from time to time have significant investments in one or more countries, particularly the United Kingdom, which represents a heavier weighting in the HSBC Smaller European Index. The manager does not select investments for the Fund that are merely representative of the European small cap asset class, but instead aims to produce a portfolio of securities of dynamic companies operating in sectors that offer attractive growth potential as a result of secular changes. The manager has a team of research analysts dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above average performance. While the manager seeks to outperform the HSBC Smaller European Index, positions may be taken by the Fund that are not represented in that index.

[Insert graphic of chart with line going up and down] MAIN RISKS

STOCKS The value of equity securities in the Fund's portfolio will rise and fall dramatically. There is no assurance that these fluctuations would not be a sustained trend. These price movements may result from factors affecting individual companies, industries or securities markets, and the Fund's share price may decline.

GROWTH INVESTING Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

FOREIGN SECURITIES Due to the following considerations, foreign securities may be more volatile and less liquid than similar securities traded in the U.S.:

o Foreign economic or political conditions may be less favorable than those of the U.S. Securities and foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Foreign countries may have restrictions on foreign ownership or may impose exchange controls, capital flow restrictions or repatriation restrictions that could adversely affect the liquidity of the Fund's investments.

o Foreign financial markets may have fewer investor protections than U.S. markets. For instance, there may be less publicly available information about foreign companies, and the information that is available may be difficult to obtain or may not be current. In addition, foreign countries may lack financial controls and reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

CURRENCY RISKS Exchange rates for currencies, including the currency of the EEMU, fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

SMALLER COMPANIES Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Although the manager does not expect to concentrate the Fund's investments in any one industry, it may allocate more of the Fund's portfolio holdings to a particular sector. In such case, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Please also see "More Information on Investment Policies,
Practices and Risks" on page 14.

[Insert graphic of a bull and a bear] PERFORMANCE
                                      ------------

Because this Fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------

-------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)/(1),(2)

-------------------------------------------------------------------

Management fees                                           1.00%
Distribution and service (12b-1) fees/(3)                 None
Other expenses (including administration fees)            0.61%
                                                          ------
Total annual Fund operating expenses                      1.61%
                                                          ======

1. The management fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
2. For the period ending November 30, 2003, the manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total Fund annual operating expenses do not exceed 1.20%. After November 30, 2003, the manager and administrator may end this arrangement at any time upon notice to the Board.
3. The Board has approved a rule 12b-1 plan providing for payment of distribution fees of up to 0.25% per year of the Fund's average net assets. The Fund, however, has no current intention to use the plan.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year;
o The Fund's operating expenses are BEFORE WAIVER and remain the same; and
o     You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 YEAR               3 YEARS
  -------------------------------------------
       $164                  $508

[Insert graphic of Stocks and Bonds] MORE INFORMATION ON
                                     --------------------
INVESTMENT POLICIES, PRACTICES AND RISKS

RISKS In addition to the risks set forth above that are specific to an investment in a particular Fund, there are risks common to all mutual funds. For example, a Fund's share price may decline and an investor could lose money. Because each Fund is actively managed, it is subject to the risk of the manager's judgment in the analysis and evaluation of securities selected for investment. Also, there is no assurance that a Fund will achieve its investment goal. The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in any one or all of the Funds does not necessarily constitute a balanced investment program for any one investor.

EQUITY SECURITIES Each Fund invests primarily in common stocks, the most prevalent type of equity security. An equity security or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline or a broad based market drop can cause the stock prices of many companies to decline. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

FOREIGN SECURITIES    Investing in foreign securities typically
involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

CURRENCY EXCHANGE RATES.    Certain of the Funds' investments may
be issued and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of a Fund's foreign portfolio holdings.

POLITICAL AND ECONOMIC DEVELOPMENTS.    The political, economic
and social structures of some countries the Funds invest in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war) and expropriation. A Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

TRADING PRACTICES.    Brokerage commissions and other fees
generally are higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION.    Foreign companies may be subject
to less revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. companies, and there may be less publicly available information about them.

LIMITED MARKETS.    Markets may be less liquid, and even those
that are generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit a Fund's ability to sell them at favorable prices.

EMERGING MARKETS.    A Fund's investments in emerging market
countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

ILLIQUID SECURITIES Each Fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. Illiquid securities may not be readily sold or may only be resold at a price significantly lower than if they were liquid.

PORTFOLIO TURNOVER THE LARGE CAPITALIZATION FUND APPROACH TO PORTFOLIO TURNOVER HAS BEEN DISCUSSED ABOVE. THE FOLLOWING DISCUSSION RELATES TO SMALL CAPITALIZATION EQUITY FUND AND EUROPEAN SMALLER COMPANIES FUND. Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in their portfolios will be sold whenever the manager believes it is appropriate to do so in light of that Fund's investment goal without regard to the length of time a particular security has been held. The rate of portfolio turnover for the Funds may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses that must be borne directly by a Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to a Fund's shareholders, are taxable to them. Nevertheless, transactions for each Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the manager deems it appropriate to make changes in a Fund's portfolio. A portfolio turnover rate exceeding 100% is considered to be high.

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile. Attractive IPOs are often oversubscribed and may not be available to the Funds or only in very limited quantities. Thus, when a Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger.

TEMPORARY DEFENSIVE INVESTMENTS Each of the Funds may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations. The Funds may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to give up greater investment returns to attempt to maintain the safety of principal, that is, the original amount invested by shareholders.

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Fiduciary International, Inc. (Fiduciary), located at 600 Fifth Avenue, New York, New York 10020-2302, is the Funds' investment manager. Fiduciary is an indirect wholly owned subsidiary of Fiduciary Trust Company International (Fiduciary Trust), which is a direct wholly owned subsidiary of Franklin Resources, Inc. Together, Fiduciary and its affiliates manage over $267 billion in assets as of April 30, 2003.

The following persons are responsible for the Funds' portfolio management:

LARGE CAPITALIZATION FUND

S. MACKINTOSH PULSIFER
VICE PRESIDENT OF FIDUCIARY & SENIOR VICE PRESIDENT OF FIDUCIARY
TRUST

Mr. Pulsifer has been a manager of the Fund since inception. He joined Fiduciary Trust in 1988.

CARL SCATURO
VICE PRESIDENT OF FIDUCIARY & SENIOR VICE PRESIDENT OF FIDUCIARY
TRUST

Mr. Scaturo has been a manager of the Fund since inception. He joined Fiduciary Trust in 1990.

SMALL CAPITALIZATION EQUITY FUND

JOHN P. CALLAGHAN
VICE PRESIDENT OF FIDUCIARY & SENIOR VICE PRESIDENT OF FIDUCIARY
TRUST

Mr. Callaghan has been a manager of the Fund since inception.
Prior to joining Fiduciary Trust in 2001, he was Managing
Director at Deutsche Asset Management.

ALISON J. SCHATZ, CFA
VICE PRESIDENT OF FIDUCIARY & SENIOR VICE PRESIDENT of FIDUCIARY
TRUST

Ms. Schatz has been a manager of the Fund since inception. She joined Fiduciary Trust in 1985.

EUROPEAN SMALLER COMPANIES FUND

MARGARET S. LINDSAY
VICE PRESIDENT OF FIDUCIARY & EXECUTIVE VICE PRESIDENT
OF FIDUCIARY TRUST

Ms. Lindsay has been a manager of the Fund since inception. She joined Fiduciary Trust in 1991.

PRATIK M. PATEL
VICE PRESIDENT OF FIDUCIARY & VICE PRESIDENT OF FIDUCIARY TRUST

Mr. Patel has been a manager of the Fund since inception. He joined Fiduciary Trust in 1998.

ALEXANDRE OLTRAMARE
VICE PRESIDENT OF FIDUCIARY & VICE PRESIDENT OF FIDUCIARY TRUST

Mr. Oltramare has been a manager of the Fund since inception. He joined Fiduciary Trust in 1996.

Each Fund pays Fiduciary a fee for managing the Funds' assets. The management fees, based on each Fund's average net assets, are 0.75% of the Large Capitalization Fund and 1.00% each of the Small Capitalization Equity Fund and European Smaller Companies Fund.


 [Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES

2003 TAX ACT On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA). This Act will have a significant impact on how each Fund accounts for and distributes income and capital gains, and will provide you with significant tax relief on the income and gains distributed to you by the Fund. The provisions of this Act that affect each Fund and the taxation of its distributions to you are discussed below and in the Distributions and Taxes section of the Statement of Additional Information.


INCOME AND CAPITAL GAIN DISTRIBUTIONS The Large Capitalization Fund typically intends to pay an income dividend quarterly from its net investment income. The Small Capitalization Equity Fund and the European Smaller Companies Fund each typically intends to pay an income dividend annually from its net investment income. For each Fund, capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Your dividends and capital gain distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares.

Under JAGTRRA, certain ordinary income and capital gain distributions paid to you by a Fund will be subject to a maximum rate of tax of 5% (for individuals in the 10% and 15% federal rate brackets; 0% in 2008) and 15% (for individuals in higher rate brackets). In general, only ordinary income dividends paid to you from dividends received by the Fund after December 31, 2002 and before 2009 from domestic securities and qualified foreign corporations will be permitted this favored federal tax treatment. Ordinary income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will not qualify for these reduced rates of taxation. Distributions of net capital gain on portfolio securities sold after May 5, 2003 and before 2009 also qualify for the 5% and 15% rates of taxation. Each Fund will track its portfolio investments to determine which distributions qualify for these reduced rates and will provide you with this information, together with other information on the tax status of your distributions, shortly after the end of the calendar year.


BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so.
When withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. For the EUROPEAN SMALLER COMPANIES FUND, any foreign taxes that this Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]
[QUALIFIED INVESTORS]

The Funds are generally only available to the following:
o.....Individuals and institutions who have a client relationship with Fiduciary Trust or subsidiaries of Fiduciary Trust.
o Full time employees, officers, trustees and directors of Franklin Templeton entities, and their immediate family members.

[Insert graphic of a paper with lines and someone writing] BUYING
SHARES

-------------------------------------------------------------------
MINIMUM INVESTMENTS                        INITIAL     ADDITIONAL
-------------------------------------------------------------------

Regular accounts                           $1,000      no minimum
UGMA/UTMA accounts                         $100        $50
Full-time employees, officers, trustees    $100        $50
and directors of Franklin Templeton
entities, and their immediate family
members
-------------------------------------------------------------------

This prospectus should be read together with any account agreement maintained for required minimum investment amounts imposed by Fiduciary Trust or subsidiaries of Fiduciary Trust. Certain Franklin Templeton funds offer multiple share classes not offered by the Funds. Please note that for selling or exchanging your shares, or for other purposes, each Fund's shares are considered Advisor Class shares.

DISTRIBUTION AND SERVICE (12B-1) FEES Each Fund has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.25% per year for the sale of shares and for services provided to shareholders. The Funds have no current intention to use the Rule 12b-1 plan.

If you are opening a new account, please complete and sign an Account Application.

BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------
[Insert graphic of
hands shaking]
                    Contact your           Contact your investment
THROUGH YOUR        investment             representative
INVESTMENT          representative
REPRESENTATIVE
---------------------------------------------------------------------
[Insert graphic of  If you have another    Before requesting a
phone]              Franklin Templeton     telephone purchase into
                    fund account with      an existing account,
BY PHONE            your bank account      please make sure we have
                    information on file,   your bank account
(Up to $100,000     you may open a new     information on file. If
per shareholder     account by phone.      we do not have this
per day)                                   information, you will
                    To make a same day     need to send written
1-800/632-2301      investment, your       instructions with your
                    phone order must be    bank's name and address,
                    received and accepted  a voided check or
                    by us by 1:00 p.m.     savings account deposit
                    Pacific time or the    slip, and a signature
                    close of the New York  guarantee if the bank
                    Stock Exchange,        and Fund accounts do not
                    whichever is earlier.  have at least one common
                                           owner.

                                           To make a same day
                                           investment, your phone
                                           order must be received
                                           and accepted by us by
                                           1:00 p.m. Pacific time
                                           or the close of the New
                                           York Stock Exchange,
                                           whichever is earlier.
---------------------------------------------------------------------
                    Make your check        Make your check payable
[Insert graphic of  payable to the Fund.   to the Fund. Include
envelope]                                  your account number on
                    Mail the check and     the check.
BY MAIL             your signed
                    application to         Fill out the deposit
                    Investor Services.     slip from your account
                                           statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your
                                           account number.

                                           Mail the check and
                                           deposit slip or note to
                                           Investor Services.
---------------------------------------------------------------------
[Insert graphic of  Call to receive a      Call to receive a wire
three lightning     wire control number    control number and wire
bolts]              and wire               instructions.
                    instructions.
                                           To make a same day wire
                    Wire the funds and     investment, please call
BY WIRE             mail your signed       us by 1:00 p.m. Pacific
                    application to         time and make sure your
1-800/632-2301      Investor Services.     wire arrives by 3:00
(or 1-650/312-2000  Please include the     p.m.
collect)            wire control number
                    or your new account
                    number on the
                    application.

                    To make a same day
                    wire investment,
                    please call us by
                    1:00 p.m. Pacific
                    time and make sure
                    your wire arrives by
                    3:00 p.m.
---------------------------------------------------------------------
[Insert graphic of  Call Investor          Call Investor Services
two                 Services at the        at the number below, or
arrows pointing in  number below, or send  send signed written
opposite            signed written         instructions.
directions]         instructions.
                                           (Please see page 25 for
BY EXCHANGE         (Please see page 25    information on
                    for information on     exchanges.)
Our website         exchanges.)
ftci.com

-------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES, LLC
           P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
                  CALL TOLL-FREE: 1-800/632-2301
    (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
          SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

DISTRIBUTION OPTIONS Your dividends and capital gain distributions will be automatically reinvested in additional shares, unless you elect cash payments.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

The telephone transaction options available to retirement plans are limited to those that are provided under the plan.

EXCHANGE PRIVILEGE You can exchange shares of a Fund with those of other Franklin Templeton funds that offer Advisor Class shares. You also may exchange your shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Funds or their manager believe the Funds would be harmed or unable to invest effectively, or (ii) the Funds receive or anticipate simultaneous orders that may significantly affect the Funds (please see "Market Timers" on page 30).


*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, or with a simple letter.
Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
----------------------------------------------------------
                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------
[Insert graphic of
hands shaking]
                    Contact your investment
THROUGH YOUR        representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------
[Insert graphic of  Send written instructions to
envelope]           Investor Services.  Corporate,
                    partnership or trust accounts may
BY MAIL             need to send additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the
                    name(s) and address on the account,
                    or otherwise according to your
                    written instructions.
----------------------------------------------------------
[Insert graphic of  As long as your transaction is for
phone]              $100,000 or less and you have not
                    changed your address by phone within
BY PHONE            the last 15 days, you can sell your
                    shares by phone.
1-800/632-2301
                    A check will be mailed to the
                    name(s) and address on the account.
                    Written instructions, with a
                    signature guarantee, are required to
                    send the check to another address or
                    to make it payable to another
                    person.
----------------------------------------------------------
[Insert graphic of  Obtain a current prospectus for the
two                 fund you are considering.
arrows pointing in
opposite            Call Investor Services at the number
directions]         below or send signed written
                    instructions. See the policies above
BY EXCHANGE         for selling shares by mail or phone.


----------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES, LLC
           P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
                  CALL TOLL-FREE: 1-800/632-2301
    (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
          SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for each Fund is calculated by dividing its net assets by the number of its shares outstanding.

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Funds are not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,000 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301.

FINANCIAL ADVISOR ACCOUNT ACCESS If there is a financial advisor or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Funds.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Templeton/Franklin
Investment Services, Inc. (TFIS) We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS Each Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by
(i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Funds, their manager or shareholder services agent, will be issued a written notice of their status and each Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that each Fund maintains additional policies and reserves certain rights, including:

   The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower their minimums for certain purchases.
o Investors who purchase, redeem or exchange shares through a financial intermediary may be charged a service fee by that financial intermediary.
o The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check or wire would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell shares may receive up to 0.25% of the amount invested. This amount is paid by TFIS from its own resources.

[Insert graphic of question mark] QUESTIONS
                                 ----------

If you have any questions about the Funds or your account, you can write to us at Shareholder Services, P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at 1-800/632-2301 (TDD (Hearing Impaired) 1-800/851-0637). For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

FOR MORE INFORMATION

You can learn more about each Fund in the following document:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the SAI, please contact your investment representative or call us at the number below.

Franklin(R) Templeton(R) Investments
1-800/632-2301
TDD (Hearing Impaired) 1-800/851-0637

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file # 811-10157        Lit Code FGT1 P
06/03